VANGUARD CALVERT SOCIAL INDEX(TM)FUND

ANNUAL

[PHOTO OF SHIP]

August 31, 2000

[THE VANGUARD GROUP LOGO]

OUR REPORTS TO
 THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

We've introduced several changes to this year's annual report to make it even more useful. Among the changes:
   * Larger type and redesigned graphics to make the reports easier to read.
   * An at-a-glance summary of key points about fund performance and the financial markets.
   * A table--included for many funds--in which the investment adviser highlights significant changes in holdings.
   * Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.

We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

* The Calvert Social Index Fund returned 11.1% between May 31 and August 31.
* The Calvert Social Index(TM)comprises socially screened large- and mid-capitalization U.S. stocks.
* Because the fund is more heavily  concentrated in a couple of key sectors,  it
is  likely  to  experience  wider  price   fluctuations   than   market-weighted
portfolios.


CONTENTS

1  Letter from the Chairman
5  Fund Profile
6  Glossary of Investment Terms
7  Performance Summary
8  Financial Statements
19 Report of Independent Accountants

LETTER
from the Chairman

Fellow Shareholders,

This is the first of my semiannual letters to the investors in vanguard calvert social index fund. Welcome aboard! We introduced the fund on May 8, 2000, and conducted a subscription period until the end of that month. On May 31, your fund started to pursue its objective--to provide investment results that correspond to returns for the Calvert Social Index.

                                 2000 TOTAL RETURNS                Period Ended
                                                                     August 31*
                                 ----------------------------------------------
                                 Vanguard Calvert Social Index Fund        11.1%
                                 Average Large-Cap Growth Fund**           15.5
                                 Calvert Social Index                      10.5
                                 Wilshire 5000 Index                        9.7
                                 ----------------------------------------------
                                  *Total  returns are since the fund's inception
                                   on May 31, 2000.
                                 **Derived from data provided by Lipper Inc.

I am pleased to report that the fund has thus far met its objective. During the three months ended August 31, the fund's total return of 11.1% was in line with--indeed, a bit ahead of--the result for its target index. (The fund's net asset value increased from $10.03 per share on May 31 to $11.14 per share on August 31.) The fund did not distribute any dividends during the period, nor did it distribute any capital gains realized from the sale of securities. The fund is expected to make distributions of income and net realized capital gains once each year in December.

The table above compares the fund's return with the performance of three relevant benchmarks. As you can see, your fund enjoyed a good beginning, outpacing two of its benchmarks. However, nothing of consequence can be inferred from the results of such a brief period. Much of the remainder of this report will provide an overview of the Calvert Social Index and Vanguard Calvert Social Index Fund. The fund's performance will be described only briefly and "for the record."

WHAT IS THE CALVERT SOCIAL INDEX?

It is a list of stocks that have passed a number of screens developed by the Calvert Group of Bethesda, Maryland, which has worked with such screens since 1982. These screens are applied to approximately 1,000 of the largest publicly traded, U.S.-based companies. Companies that are excluded from the index may have significant involvement, in Calvert's opinion, with tobacco, alcohol, gambling, weapons manufacturing, nuclear power, or unfair labor practices, among other things. The firm also evaluates corporate efforts to protect the environment, treat employees fairly, provide safe workplaces, sell safe products, protect human rights in foreign countries, and protect the rights of indigenous peoples.

The number of stocks in the index--461 as of August 31--will change from time to time, as Calvert monitors the largest companies on an ongoing basis. Stocks may be dropped or added for three reasons. First, the results of the screens could change. (For example, a previously excluded company may improve its environmental compliance record sufficiently to warrant inclusion in the index.) Second, mergers may prompt index changes. Third, shifting market capitalizations could move companies into or out of consideration.(A stock that declines for an extended period may be removed from the index if its market capitalization becomes too small.) While the first two issues could prompt index changes throughout the year, fluctuations in the market value of stocks will typically lead to revisions just once a year. In fact, the first such revisions were made shortly after the end of our fiscal period. Some 200 stocks joined the index and about two dozen others were removed, bringing the total number of stocks to 640 as of this writing. Despite this expansion, the sector weightings of the index--and thus our fund--did not change significantly.

--------------------------------------------------------------------------------
Calvert Group looks at the 1,000 largest U.S.-based companies and eliminates those that do not pass its screens for social responsibility.
--------------------------------------------------------------------------------

It's important to note that Vanguard exercises no control over the composition of the Calvert Social Index. A complete list of the stocks in the fund as of August 31 begins on page 8 of this report. For a regularly updated list of stocks in the index, you can visit the Calvert Group's website at www.calvert.com.

THE STRATEGY AND RISKS OF YOUR FUND

Vanguard Calvert Social Index Fund holds all the stocks listed in the Calvert Social Index. Because the fund's mandate is to track the performance of the index as closely as possible, the fund's investment adviser, Vanguard's Quantitative Equity Group, makes no attempt to discern which stocks in the index may perform better than the average. Instead, the adviser buys and sells shares so as to replicate the weighting of each company in the index.

--------------------------------------------------------------------------------
The fund may be less diversified--and more volatile--than the average diversified stock mutual fund.
--------------------------------------------------------------------------------

Our passive investment approach, combined with the index's exclusion of a large number of widely held stocks, make the fund significantly different from--and potentially more volatile than--the broad stock market or the average diversified stock mutual fund. As of August 31, for example, the fund had 41% of its assets in technology companies and a stake of nearly 21% in financial services firms. In contrast, the weightings of both sectors in the Wilshire 5000 Total Market Index were only three-fourths that large. The fund was underweighted in energy, automotive, and utility companies, among others, compared with the Wilshire 5000.

The growth-oriented Calvert Social Index Fund excludes the stocks of some large "old economy" companies, which tend to offer relatively high dividends. For this reason, it is not surprising that the fund had a yield of
just  0.7%  at  the  end  of  the  fiscal   period.   The  relative   dearth  of
income-producing stocks may make the fund somewhat riskier than the average stock fund, which is of the growth-and-income variety. That's because the income from dividend payments on stocks is far more predictable than returns from capital appreciation, upon which your fund relies.

I hope it is clear to shareholders new to Vanguard that we believe in candor. Our Calvert Social Index Fund entails significant risk of price fluctuations over any short-term period. That said, we believe that the fund will serve well the interests of socially concerned investors who seek growth of capital over the long term.

PERFORMANCE OVERVIEW IN BRIEF

The three-month period ended August 31 was remarkably fruitful for U.S. stock investors. Amid signs that the record-setting U.S. economic expansion was finally slowing, the Wilshire 5000 Index gained 9.7%--nearly as much in a single quarter as stocks have historically provided in a full year. Mid- and small-cap stocks led the way, jumping 20.9%, as measured by the Wilshire 4500 Completion Index. Large-cap stocks lagged, returning 7.1% (Standard & Poor's 500 Index). In contrast, returns from developed international stock markets were flat. The U.S. bond market rallied smartly as interest rates fell from May 31 to August 31, but bonds could not keep pace with equities.

--------------------------------------------------------------------------------
Our effort to track  the Calvert  Social Index  will  be aided by our low costs.
--------------------------------------------------------------------------------

As noted, Vanguard Calvert Social Index Fund had a three-month total return of 11.1%. While our twice-a-year reports naturally involve some examination of short-term performance, we will evaluate the success of the fund over many years. We think that's appropriate, given the stock market's wide short-term swings and the fact that most individuals invest for long-term goals.

Our effort to track the  Calvert  Social  Index as closely as  possible  will be aided by our low costs. The fund is expected to have an expense ratio (annual operating expenses as a percentage of average net assets) of 0.25%, or $2.50 per $1,000 in assets. That's less than one-fifth the 1.41% ($14.10 per $1,000) charged by our average mutual fund peer. Because the managerial and administrative fund costs of all mutual funds are deducted directly from the income that shareholders would otherwise receive, our funds enjoy a head start versus funds that charge higher expenses.

Our significant cost advantage is due in large part to our unique corporate structure: The Vanguard Group is owned by the Vanguard funds, which, in turn, are owned by the funds' shareholders. The typical mutual fund is run by a management company that seeks to maximize its profits. In contrast, the Vanguard funds operate on an at-cost basis, thereby returning any potential profits to the fund shareholder, not a management company.

IN SUMMARY

Vanguard Calvert Social Index Fund set sail under the financial equivalent of clear blue skies and a strong tailwind. The sailing will not always be so smooth, of course. Stocks will fall now and again--sometimes sharply. At such times, it will help to be an informed investor, one who knows that markets are ever cyclical and whose focus is on meeting long-term goals, not on quarterly gains or losses.

Finally, I'd like to thank you for placing your trust in Vanguard. I look forward to reporting to you six months hence.

Sincerely,





September 20, 2000

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and
Chief Executive Officer

FUND PROFILE                                               As of August 31, 2000
for Calvert Social Index Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index and a broader market index. Key terms are defined on page 6.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                          Calvert Social     Target     Wilshire
                                              Index Fund     Index*         5000
--------------------------------------------------------------------------------
Number of Stocks                                     462        461        6,848
Median Market Cap                                 $72.7B     $72.7B       $48.6B
Price/Earnings Ratio                               36.4x      36.4x        33.0x
Price/Book Ratio                                    7.1x       7.1x         4.9x
Yield                                               0.7%       0.7%         1.0%
Return on Equity                                   26.7%      26.7%        23.1%
Earnings Growth Rate                               22.6%      22.6%        17.5%
Foreign Holdings                                    0.0%       0.0%         0.0%
Turnover Rate                                         3%         --           --
Expense Ratio                                    0.25%**         --           --
Cash Investments                                    1.3%         --           --
--------------------------------------------------------------------------------
**Annualized.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(% of common stocks)
                                          Calvert Social     Target    Wilshire
                                              Index Fund     Index*        5000
--------------------------------------------------------------------------------
Auto & Transportation                                0.7%       0.7%        1.7%
Consumer Discretionary                              11.6       11.6        12.3
Consumer Staples                                     2.3        2.3         4.4
Financial Services                                  20.6       20.6        15.5
Health Care                                         12.8       12.8        10.9
Integrated Oils                                      0.0        0.0         2.7
Other Energy                                         0.9        0.9         2.7
Materials & Processing                               0.4        0.4         2.4
Producer Durables                                    2.8        2.8         3.5
Technology                                          41.0       41.0        31.1
Utilities                                            6.6        6.6         8.0
Other                                                0.3        0.3         4.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
(% of total net assets)

Intel Corp.
  (computer hardware)                                5.3%
Cisco Systems, Inc.
  (computer networks)                                5.0
Microsoft Corp.
  (software)                                         3.8
Pfizer, Inc.
  (pharmaceuticals)                                  3.5
Oracle Corp.
  (software)                                         2.7
American International Group, Inc.
  (insurance)                                        2.7
International Business Machines Corp.
  (computer technology)                              2.5
EMC Corp.
  (computer technology)                              2.2
Sun Microsystems, Inc.
  (computer technology)                              2.1
Merck & Co., Inc.
  (pharmaceuticals)                                  2.1
--------------------------------------------------------------------------------
Top Ten                                             31.9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTMENT FOCUS

[GRID APPEARS HERE]

  MARKET CAP          LARGE
  STYLE               GROWTH
--------------------------------------------------------------------------------

*Calvert Social Index.
                                                             [PHOTO OF COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

GLOSSARY
   of Investment Terms

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce
returns                              to                               investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have
market   capitalizations   above  the  median,   and  the  rest  are  below  it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the
stocks                                 it                                 holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  for Calvert Social Index Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                       May 31, 2000-August 31, 2000

[CHART]

        CALVERT SOCIAL INDEX FUND     11.1%
        CALVERT SOCIAL INDEX          10.5%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                             May 31, 2000-August 31, 2000

[CHART]
Initial Investment of $10,000.

                                       Total Returns
                                 Period Ended August 31, 2000       Final Value
                                 -----------------------------     of a $10,000
                                       Since Inception               Investment
--------------------------------------------------------------------------------
   Calvert Social Index Fund*              11.07%                    $11,107
   Average Large-Cap Growth Fund**         15.47                      11,547
   Calvert Social Index                    10.55                      11,055
   Wilshire 5000 Index                      9.68                      10,968
--------------------------------------------------------------------------------
*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000. **Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------


TOTAL RETURN                                         Period Ended June 30, 2000*

[CHART]

                                                          Since Inception
                                       Inception  ------------------------------
                                            Date     Capital   Income     Total
--------------------------------------------------------------------------------
Calvert Social Index Fund              5/31/2000        5.78%    0.00%     5.78%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
August 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
CALVERT SOCIAL INDEX FUND                    SHARES            (000)
--------------------------------------------------------------------
COMMON STOCKS (98.7%)
--------------------------------------------------------------------
AUTO & TRANSPORTATION (0.7%)
 Harley-Davidson, Inc.                        1,607             $ 80
*FedEx Corp.                                  1,602               65
 Southwest Airlines Co.                       2,579               58
 Norfolk Southern Corp.                       1,912               31
 Genuine Parts Co.                              838               17
 PACCAR, Inc.                                   405               17
 UAL Corp.                                      272               13
 CNF Transportation, Inc.                       165                4
 Federal-Mogul Corp.                            299                3
 Kansas City Southern
  Industries, Inc.                              174                2
                                                   -----------------
                                                                 290
                                                   -----------------
CONSUMER DISCRETIONARY (11.4%)
*America Online, Inc.                        11,771              690
 Home Depot, Inc.                            11,898              572
 Time Warner, Inc.                            5,978              511
*Yahoo!, Inc.                                 2,709              329
 Gillette Co.                                 5,444              163
*Exodus Communications, Inc.                  2,158              148
*EchoStar Communications Corp.                2,213              108
 Target Corp.                                 4,480              104
 The Gap, Inc.                                4,345               97
*Kohl's Corp.                                 1,739               97
 Lowe's Cos., Inc.                            2,015               90
*eBay Inc.                                    1,348               84
 Omnicom Group Inc.                             939               78
*Costco Wholesale Corp.                       2,198               76
*Amazon.com, Inc.                             1,659               69
 The McGraw-Hill Cos., Inc.                   1,064               66
*Best Buy Co., Inc.                           1,075               66
*CMGI Inc                                     1,250               56
 Estee Lauder Cos. Class A                    1,220               50
 Avon Products, Inc.                          1,226               48
*Univision Communications Inc.                1,074               47
*Electronic Arts Inc.                           386               42
*Lycos, Inc.                                    547               39
 Newell Rubbermaid, Inc.                      1,480               38
 Washington Post Co. Class B                     74               38
 New York Times Co. Class  A                    929               36
*Staples, Inc.                                2,332               36
*Starbucks Corp.                                947               35
 Dollar General Corp.                         1,645               34
*USA Networks, Inc.                           1,386               33
*Convergys Corp.                                806               32
*CDW Computer Centers, Inc.                     416               31
*Robert Half International, Inc.                942               30
*Bed Bath & Beyond, Inc.                      1,378               24
 Harcourt General, Inc.                         398               24
*DoubleClick Inc.                               559               23
 E.W. Scripps Co. Class A                       405               21
*Lamar Advertising Co. Class A                  418               19
*Dollar Tree Stores, Inc.                       475               19
 J.C. Penney Co., Inc.                        1,250               18
 Black & Decker Corp.                           417               17

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                             SHARES            (000)
--------------------------------------------------------------------

*Catalina Marketing Corp.                       375             $ 16
 Maytag Corp.                                   414               16
 Whirlpool Corp.                                400               15
 R.R. Donnelley & Sons Co.                      566               15
 Family Dollar Stores, Inc.                     831               15
 Manpower Inc.                                  402               15
*CNET Networks, Inc.                            414               14
*Hispanic Broadcasting Corp.                    538               14
*BJ's Wholesale Club, Inc.                      399               14
*Tech Data Corp.                                270               14
 Viad Corp.                                     427               13
*Apollo Group, Inc. Class A                     301               12
*PRIMEDIA Inc.                                  695               12
 Nordstrom, Inc.                                681               12
 Liz Claiborne, Inc.                            280               12
 The Stanley Works                              420               11
 A.H. Belo Corp. Class A                        559               11
*Office Depot, Inc.                           1,443               11
 Darden Restaurants Inc.                        572               10
 Fastenal Co.                                   151               10
*Williams Sonoma, Inc.                          276               10
 Snap-On Inc.                                   279                9
 The McClatchy Co. Class A                      261                9
*Hearst-Argyle Television Inc.                  425                9
*Brinker International, Inc.                    288                9
*Valassis Communications, Inc.                  276                8
 Galileo International, Inc.                    422                8
 Houghton Mifflin Co.                           142                7
 Meredith Corp.                                 269                7
 Media General, Inc. Class A                    136                7
*ACNielson Corp.                                278                7
*Earthlink, Inc.                                557                6
 John Wiley & Sons Class A                      282                6
 Tribune Co.                                    176                6
 American Greetings Corp. Class A               287                5
*Pixar, Inc.                                    163                5
 Ziff-Davis Inc.                                440                5
*Barnes & Noble, Inc.                           293                5
 Claire's Stores, Inc.                          265                5
 Ross Stores, Inc.                              319                5
 Blyth, Inc.                                    165                4
 Ethan Allen Interiors, Inc.                    155                4
 Callaway Golf Co.                              302                4
*Borders Group, Inc.                            304                4
 IKON Office Solutions, Inc.                    601                3
*Modis Professional Services Inc.               229                2
*Sylvan Learning Systems, Inc.                   69                1
*OfficeMax, Inc.                                169                1
                                                   -----------------
                                                               4,561
                                                   -----------------
CONSUMER STAPLES (2.3%)
 Walgreen Co.                                 5,154              169
 Colgate-Palmolive Co.                        2,984              152
 Bestfoods                                    1,475              104
 CVS Corp.                                    2,027               75
 Sysco Corp.                                  1,744               74
 H.J. Heinz Co.                               1,877               72
 General Mills, Inc.                          1,605               52
 Wrigley, (Wm.) Jr. Co.                         654               48
 Kellogg Co.                                  2,046               47
 The Quaker Oats Co.                            679               46
 Hershey Foods Corp.                            686               29
 SuperValu Inc.                                 588                9
 McCormick & Co., Inc.                          293                9
 Tootsie Roll Industries, Inc.                  144                6
 Dial Corp. 542 6
 Longs Drug Stores, Inc.                        153                3
 Great Atlantic & Pacific Tea Co., Inc.          52                1
                                                   -----------------
                                                                 902
                                                   -----------------

FINANCIAL SERVICES (20.3%)
 American International Group, Inc.          11,926            1,063
 Bank of America Corp.                        8,897              477
 American Express Co.                         6,907              408
 The Chase Manhattan Corp.                    6,315              353
 Fannie Mae                                   5,281              284
 Charles Schwab Corp.                         7,122              272
 Bank One Corp.                               5,843              206
 FleetBoston Financial Corp.                  4,732              202
 The Bank of New York Co., Inc.               3,791              199
 Automatic Data Processing, Inc.              3,248              194
 Marsh & McLennan Cos., Inc.                  1,459              173
 Freddie Mac                                  3,638              153
 MBNA Corp.                                   4,179              148
 First Union Corp.                            5,029              146
 Firstar Corp.                                5,016              120
 AXA Financial, Inc.                          2,306              119
 Mellon Financial Corp.                       2,592              117
 State Street Corp.                             915              108
 Fifth Third Bancorp                          2,324              107
 Washington Mutual, Inc.                      2,977              104
 First Data Corp.                             2,164              103
 Northern Trust Corp.                         1,200              101
 American General Corp.                       1,333               97
 PNC Financial Services Group                 1,596               94
 Providian Financial Corp.                      791               91
 CIGNA Corp.                                    919               89
 U.S. Bancorp                                 3,816               83
 SunTrust Banks, Inc.                         1,613               80
 Paychex, Inc.                                1,799               80
 The Hartford Financial Services
  Group Inc.                                  1,198               80
 AFLAC, Inc.                                  1,458               79
 The Chubb Corp.                                937               72
 National City Corp.                          3,217               67
 Capital One Financial Corp.                  1,065               64
 Wachovia Corp.                               1,073               61
*Stilwell Financial, Inc.                     1,198               58
 PaineWebber Group, Inc.                        792               57
 Lincoln National Corp.                       1,063               57

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
CALVERT SOCIAL INDEX FUND                    SHARES            (000)
--------------------------------------------------------------------

 St. Paul Cos., Inc.                          1,206             $ 57
 BB&T Corp.                                   2,068               56
 Franklin Resources Corp.                     1,335               51
 Aon Corp.                                    1,345               50
 Comerica, Inc.                                 810               46
 KeyCorp                                      2,302               46
 Golden West Financial Corp.                    817               39
*DST Systems, Inc.                              385               36
 Jefferson-Pilot Corp.                          541               36
 AmSouth Bancorp                              1,926               35
 MBIA, Inc.                                     534               35
 Dow Jones & Co., Inc.                          521               33
 USA Education Inc.                             814               32
 MGIC Investment Corp.                          542               32
 Cincinnati Financial Corp.                     818               32
*Concord EFS, Inc.                              977               31
*Fiserv, Inc.                                   565               31
 M & T Bank Corp.                                61               30
 Progressive Corp. of Ohio                      398               30
 North Fork Bancorp, Inc.                     1,637               29
 Reliastar Financial Corp.                      519               28
 Synovus Financial Corp.                      1,377               27
 Dun & Bradstreet Corp.                         816               27
 UnumProvident Corp.                          1,223               27
 A.G. Edwards & Sons, Inc.                      520               27
 Marshall & Ilsley Corp.                        543               26
 AMBAC Financial Group Inc.                     394               25
 T. Rowe Price                                  561               25
*SunGard Data Systems, Inc.                     673               24
 SouthTrust Corp.                               826               23
 Summit Bancorp                                 834               23
*E*TRADE Group, Inc.                          1,289               23
 Regions Financial Corp.                      1,001               22
 Transatlantic Holdings, Inc.                   247               22
 Union Planters Corp.                           690               21
 Huntington Bancshares Inc.                   1,163               20
 Old Kent Financial Corp.                       677               20
 Zions Bancorp                                  415               19
 H & R Block, Inc.                              532               19
 Torchmark Corp.                                677               19
 National Community Bancorp                     878               17
 Allmerica Financial Corp.                      273               17
 SEI Corp.                                      272               17
 Comdisco, Inc.                                 705               17
*Knight Trading Group, Inc.                     550               17
 The PMI Group Inc.                             260               16
 SAFECO Corp.                                   575               15
 Legg Mason Inc.                                282               15
*CheckFree Corp.                                271               14
 Federated Investors, Inc.                      616               14
 Green Point Financial Corp.                    545               14
 TCF Financial Corp.                            412               14
*AmeriTrade Holding Corp.                       735               14
 First Security Corp.                           863               13
*Affiliated Computer Services, Inc.
  Class A                                       262               12
 Dime Bancorp, Inc.                             653               12
 Banknorth Group, Inc.                          693               11
 First Virginia Banks, Inc.                     267               11
 Everest Re Group, Ltd.                         263               11
 Golden State Bancorp Inc.                      570               11
 City National Corp.                            267               10
 Commerce Bancshares, Inc.                      284               10
 FirstMerit Corp.                               421               10
 Mercantile Bankshares Corp.                    293               10
*BISYS Group, Inc.                              137               10
 Astoria Financial Corp.                        273               10
 Hibernia Corp. Class A                         716                9
 Unitrin, Inc.                                  296                9
 Erie Indemnity Co. Class A                     291                9
 Waddell & Reed Financial, Inc.                 260                9
 Compass Bancshares Inc.                        453                8
 American National Insurance Co.                136                8
 Protective Life Corp.                          287                8
 Reinsurance Group of America, Inc.             267                8
 Sovereign Bancorp, Inc.                        902                8
 Associated Banc-Corp.                          295                7
 Valley National Bancorp                        283                7
 Wilmington Trust Corp.                         144                7
 Leucadia National Corp.                        276                7
 Deluxe Corp.                                   302                7
 21st Century Insurance Group                   414                7
*United Rentals, Inc.                           297                6
 Peoples Bank Bridgeport                        286                6
 Centura Banks, Inc.                            153                6
 Old National Bancorp                           173                5
 Trustmark Corp.                                296                5
 Keystone Financial, Inc.                       166                4
 Pacific Century Financial Corp.                307                4
 National Data Corp.                            144                4
*Nova Corp.                                     299                4
 United Asset Management Corp.                  179                4
 Colonial BancGroup, Inc.                       351                3
 FINOVA Group, Inc.                              82                1
                                                   -----------------
                                                               8,112
                                                   -----------------
HEALTH CARE (12.6%)
 Pfizer, Inc.                                32,210            1,393
 Merck & Co., Inc.                           12,046              842
 Johnson & Johnson                            7,173              659
*Amgen, Inc.                                  5,275              400
 Medtronic, Inc.                              6,107              313
 Schering-Plough Corp.                        7,579              304
 Cardinal Health, Inc.                        1,479              121
*Guidant Corp.                                1,614              109
*MedImmune Inc.                               1,055               89
*Biogen, Inc.                                   802               56

--------------------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                             SHARES            (000)
--------------------------------------------------------------------------------

*Chiron Corp.                                   944             $ 51
*Forest Laboratories, Inc.                      514               50
 Stryker Corp.                                1,061               48
*Sepracor Inc.                                  389               43
*ALZA Corp.                                     537               41
 Becton, Dickinson & Co.                      1,339               40
*Watson Pharmaceuticals, Inc.                   629               39
*Boston Scientific Corp.                      2,058               39
 McKesson HBOC, Inc.                          1,479               37
*Wellpoint Health Networks Inc.
  Class A                                       386               33
*Genzyme Corp.                                  413               31
 IMS Health, Inc.                             1,514               29
*Gilead Sciences, Inc.                          259               28
*IVAX Corp.                                     813               28
 Biomet, Inc.                                   778               26
*Health Management Associates
  Class A                                     1,224               20
 Mylan Laboratories, Inc.                       674               18
*Express Scripts                                252               18
*St. Jude Medical, Inc.                         413               16
*ICOS Corp.                                     259               15
*HEALTHSOUTH Corp.                            1,820               11
*Foundation Health Systems
  Class A                                       569               10
*Universal Health Services Class B              141               10
*Sybron International Corp.                     440               10
*Oxford Health Plan                             310                9
 DENTSPLY International Inc.                    271                9
*VISIX Inc.                                     287                8
*Quintiles Transnational Corp.                  455                6
 Bergen Brunswig Corp. Class A                  681                6
 Omnicare, Inc.                                 423                6
*Lincare Holdings, Inc.                         173                4
*Covance, Inc.                                   79                1
                                                   -----------------
                                                               5,026
                                                   -----------------
OTHER ENERGY (0.9%)
*AES Corp.                                    2,156              137
 Anadarko Petroleum Corp.                     1,272               84
 El Paso Energy Corp.                         1,207               70
 Columbia Energy Group                          409               29
 EOG Resources, Inc.                            660               25
*Smith International, Inc.                      266               21
                                                   -----------------
                                                                 366
                                                   -----------------
MATERIALS & PROCESSING (0.4%)
 Masco Corp.                                  2,297               45
 Praxair, Inc.                                  814               36
 Avery Dennison Corp.                           552               30
*Sealed Air Corp.                               412               21
 Consolidated Papers                            422               17
 Sigma-Aldrich Corp.                            436               13
*Catellus Development Corp.                     544               10
 Harsco Corp.                                   154                4
                                                   -----------------
                                                                 176
                                                   -----------------
PRODUCER DURABLES (2.8%)
*Applied Materials, Inc.                      4,179              361
*KLA-Tencor Corp.                               947               62
*Teradyne, Inc.                                 930               60
 Xerox Corp.                                  3,394               55
*Waters Corp.                                   668               53
 Dover Corp.                                  1,074               52
 Pitney Bowes, Inc.                           1,357               50
*Lexmark International, Inc.                    672               46
 Danaher Corp.                                  792               45
 Deere & Co.                                  1,215               40
*RF Micro Devices, Inc.                         814               36
*Novellus Systems, Inc                          558               34
*American Tower Corp. Class A                   794               29
 Molex, Inc.                                    532               28
*American Power Conversion Corp.                859               21
 Parker Hannifin Corp.                          551               19
 Molex, Inc. Class A                            432               17
 W.W. Grainger, Inc.                            426               12
*Andrew Corp.                                   408               12
 Herman Miller, Inc.                            306               10
 Pentair, Inc.                                  257                8
 Diebold, Inc.                                  295                8
 HON Industries, Inc.                           281                8
 Hubbell Inc. Class B                           273                7
 Briggs & Stratton Corp.                        131                6
 Cummins Engine Co., Inc.                       156                6
 Clayton Homes Inc.                             588                6
 York International Corp.                       152                4
                                                   -----------------
                                                               1,095
                                                   -----------------
TECHNOLOGY (40.5%)
 Communications Technology (9.7%)
*Cisco Systems, Inc.                         28,908            1,984
 Lucent Technologies, Inc.                   13,490              564
*JDS Uniphase Corp.                           3,345              416
*QUALCOMM, Inc.                               2,853              171
*CIENA Corp.                                    688              153
*ADC Telecommunications, Inc.                 2,816              115
*Tellabs, Inc.                                1,641               92
*Metromedia Fiber Network, Inc.               2,234               89
*Inktomi Corp.                                  646               84
 Scientific-Atlanta, Inc.                       713               56
*RealNetworks, Inc.                             606               30
*Cabletron Systems, Inc.                        745               28
*3Com Corp.                                   1,261               21
*NCR Corp.                                      430               17
*Network Associates, Inc.                       487               13
*PSINet, Inc.                                   675               12
*CSG Systems International, Inc.                170                8
*CommScope, Inc.                                168                4

COMPUTER SERVICES SOFTWARE & SYSTEMS (10.0%)
*Microsoft Corp.                             22,005            1,536
*Oracle Corp.                                11,897            1,082

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
CALVERT SOCIAL INDEX FUND                    SHARES            (000)
--------------------------------------------------------------------

*Veritas Software Corp.                       1,723            $ 208
*Siebel Systems, Inc.                           849              168
*VeriSign, Inc.                                 845              168
*i2 Technologies, Inc.                          807              137
 Computer Associates
  International, Inc.                         2,492               79
*Amdocs Ltd.                                  1,076               77
 Adobe Systems, Inc.                            561               73
*Rational Software Corp.                        419               54
*Intuit, Inc.                                   866               52
*QLogic Corp.                                   399               45
*BroadVision, Inc.                            1,020               35
*PeopleSoft, Inc.                             1,061               34
*Sapient Corp.                                  554               29
*BMC Software, Inc.                           1,029               28
*Cadence Design Systems, Inc.                 1,028               22
*Novell, Inc.                                 1,343               16
*Compuware Corp.                              1,385               15
*Ceridian Corp.                                 595               14
*Citrix Systems, Inc.                           641               14
*Symantec Corp.                                 278               14
*Parametric Technology Corp.                    970               13
 Sabre Holdings Corp.                           474               13
*J.D. Edwards & Co.                             446               11
*Macromedia, Inc.                               166               11
*Acxiom Corp.                                   317                8
 Autodesk, Inc.                                 183                5
*Electronics for Imaging, Inc.                  175                5
*Keane, Inc.                                    296                5
*New Era of Networks, Inc.                      145                5
 Reynolds & Reynolds Class A                    303                5
*Gartner Group, Inc. Class A                    320                4
*Legato Systems, Inc.                           314                4
*American Management
  Systems, Inc.                                  55                1

COMPUTER TECHNOLOGY (11.4%)
 International Business
  Machines Corp.                              7,626            1,007
*EMC Corp.                                    8,770              859
*Sun Microsystems, Inc.                       6,735              855
 Hewlett-Packard Co.                          4,248              513
*Dell Computer Corp.                         10,852              473
 Compaq Computer Corp.                        7,188              245
*Network Appliance, Inc.                      1,310              153
*Palm, Inc.                                   2,373              104
 Electronic Data Systems Corp.                2,034              101
*Gateway, Inc.                                1,426               97
*Apple Computer, Inc.                         1,336               81
*Synopsys, Inc.                                 295               11
*Ingram Micro, Inc.                             594                9
*Adaptec, Inc.                                  340                8
*Quantum Corp.?DLT &
  Storage Systems                               616                8
*Storage Technology Corp.                       435                7
*Iomega Corp.                                 1,063                4
*Silicon Graphics, Inc.                         700                3
*Quantum Corp.?Hard Disk Drive                  114                1

ELECTRONICS (0.3%)
*Sanmina Corp.                                  780               92
 AVX Corp.                                      734               22

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (8.6%)
 Intel Corp.                                 28,292            2,118
*Broadcom Corp.                                 980              245
*Micron Technology, Inc.                      2,185              179
*PMC Sierra Inc.                                683              161
*Xilinx, Inc.                                 1,432              127
*Maxim Integrated Products, Inc.              1,274              112
*Altera Corp.                                 1,636              106
 Linear Technology Corp.                      1,319               95
*Vitesse Semiconductor Corp.                    812               72
*Advanced Micro Devices, Inc.                 1,298               49
*Jabil Circuit, Inc.                            734               47
*LSI Logic Corp.                              1,300               47
*Atmel Corp.                                  1,792               36
*Rambus Inc.                                    428               35
*Arrow Electronics, Inc.                        429               16
 Avnet, Inc.                                    159               10

ELECTRONICS--TECHNOLOGY (0.3%)
*Solectron Corp.                              2,498              113
 Symbol Technologies, Inc.                      579               24

SCIENTIFIC EQUIPMENT & SUPPLIES (0.2%)
 PE Corp.?PE Biosystems Group                   879               86
                                                   -----------------
                                                              16,178
                                                   -----------------
UTILITIES (6.5%)
 SBC Communications Inc.                     17,591              734
*Qwest Communications
  International Inc.                          8,407              434
 BellSouth Corp.                              9,733              363
*NEXTEL Communications, Inc.                  3,628              201
*Comcast Corp.?Special Class A                4,512              168
*Cox Communications, Inc. Class A             2,968              106
 ALLTEL Corp.                                 1,622               82
*NTL Inc.                                     1,363               60
*NEXTLINK Communications, Inc.                1,458               51
*Cablevision Systems Corp.
  Class B                                       675               45
*McLeodUSA, Inc. Class A                      2,752               44
 Telephone & Data Systems, Inc.                 274               32
*BroadWing Inc.                               1,091               31
*Allegiance Telecom, Inc.                       544               27
 KeySpan Corp.                                  680               23
*Citizens Communications Co.                  1,252               20
 Kinder Morgan, Inc.                            551               20

--------------------------------------------------------------------
                                                              MARKET
                                                              VALUE*
                                             SHARES            (000)
--------------------------------------------------------------------


 CenturyTel, Inc.                               688             $ 20
*Western Wireless Corp. Class A                 394               20
*Adelphia Communications Corp.
  Class A                                       567               19
 LG&E Energy Corp.                              675               17
*Winstar Communications, Inc.                   411               11
 Puget Sound Energy Inc.                        414               10
 MCN Energy Group Inc.                          415               10
 NICOR, Inc.                                    263               10
 OGE Energy Corp.                               405                9
 Questar Corp.                                  411                9
*Centennial Communications Corp.
  Class A                                       427                7
 Global TeleSystems, Inc.                       842                7
*RCN Corp.                                      303                7
 IDACORP, Inc.                                  151                6
*Intermedia Communications Inc.                 169                4
*Teligent, Inc.                                  51                1
                                                   -----------------
                                                               2,608
                                                   -----------------
OTHER (0.3%)
 Illinois Tool Works, Inc.                    1,604               90
 Lancaster Colony Corp.                         153                4
 National Service Industries, Inc.              155                3
                                                   -----------------
                                                                  97
                                                   -----------------
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $37,367)                                                39,411
--------------------------------------------------------------------
                                               FACE
                                             AMOUNT
                                              (000)
--------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.4%)
--------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
 6.42%, 10/26/2000                            $ 100               99
REPURCHASE AGREEMENT
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 6.60%, 9/1/2000                              2,855            2,855
--------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (COST $2,954)                                                 2,954
--------------------------------------------------------------------
TOTAL INVESTMENTS (106.1%)
 (COST $40,321)                                               42,365
--------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.1%)
--------------------------------------------------------------------
 Other Assets--Note B                                            496
 Payables for Investment Securities Purchased                 (2,884)
 Other Liabilities                                               (28)
                                                   -----------------
                                                              (2,416)
                                                   -----------------
--------------------------------------------------------------------
NET ASSETS (100%)                                            $39,949
====================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------
                                                              AMOUNT
                                                               (000)
--------------------------------------------------------------------
AT AUGUST 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------
Paid in Capital                                             $ 37,800
Undistributed Net Investment Income                               59
Accumulated Net Realized Gains                                    46
Unrealized Appreciation--Note E                                2,044
--------------------------------------------------------------------
NET ASSETS                                                   $39,949
====================================================================

Investor Shares--Net Assets
Applicable to 3,585,605 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                   $39,949
--------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
INVESTOR SHARES                                               $11.14
====================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

------------------------------------------------------------------------------
                                                     CALVERT SOCIAL INDEX FUND
                                                                     MAY 8* TO
                                                               AUGUST 31, 2000
                                                                         (000)
------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                               $ 53
  Interest                                                                  21
------------------------------------------------------------------------------
   Total Income                                                             74
------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
   Management and Administrative                                             8
  Custodian Fees                                                             7
------------------------------------------------------------------------------
   Total Expenses                                                           15
------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       59
------------------------------------------------------------------------------
REALIZED NET GAIN
  Investment Securities Sold                                                35
  Futures Contracts                                                         11
------------------------------------------------------------------------------
REALIZED NET GAIN                                                           46
------------------------------------------------------------------------------
UNREALIZED APPRECIATION OF INVESTMENT SECURITIES                         2,044
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $2,149
==============================================================================
*Commencement of operations.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the reporting period. The Operations section summarizes information detailed in the Statement of Operations. The fund has not yet made any Distributions to shareholders. The Capital Share Transactions section shows the amount shareholders invested in the fund, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------
                                                     CALVERT SOCIAL INDEX FUND
                                                                     MAY 8* TO
                                                               AUGUST 31, 2000
                                                                         (000)
------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                   $ 59
  Realized Net Gain                                                         46
  Unrealized Appreciation                                                2,044

   Net Increase in Net Assets Resulting from Operations                  2,149
------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                     --
  Realized Capital Gain                                                     --
------------------------------------------------------------------------------
Total Distributions                                                         --
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                                38,499
  Issued in Lieu of Cash Distributions                                      --
  Redeemed                                                                (699)
------------------------------------------------------------------------------
   Net Increase from Capital Share Transactions                         37,800
------------------------------------------------------------------------------
  Total Increase                                                        39,949
------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                       --
------------------------------------------------------------------------------
End of Period                                                          $39,949
==============================================================================
1Shares Issued (Redeemed)
  Issued                                                                 3,651
  Issued in Lieu of Cash Distributions                                      --
  Redeemed                                                                 (65)
------------------------------------------------------------------------------
Net Increase in Shares Outstanding                                       3,586
==============================================================================
*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------
                                                     CALVERT SOCIAL INDEX FUND
                                                                     MAY 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                  AUGUST 31, 2000
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.00
------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .02
  Net Realized and Unrealized Gain (Loss) on Investments                  1.12
------------------------------------------------------------------------------
   Total from Investment Operations                                       1.14
------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                      --
  Distributions from Realized Capital Gains                                 --
------------------------------------------------------------------------------
   Total Distributions                                                      --
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $11.14
==============================================================================
Total Return**                                                          11.07%
==============================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $40
  Ratio of Total Expenses to Average Net Assets                         0.25%+
  Ratio of Net Investment Income to Average Net Assets                  0.98%+
  Portfolio Turnover Rate                                                   3%
================================================================================
 *Subscription period for the fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments.
  Performance  measurement begins  May 31,  2000.
**Total  return  figures do not  reflect  the $10 annual account maintenance fee applied on balances under $10,000.
 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Calvert Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stock held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2000, the fund had contributed capital of $5,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.01% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C.  The  fund  offers  two  classes  of  shares,  the  Investor  Shares  and the
Institutional Shares. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. The fund has not issued any Institutional Shares through August 31, 2000.

D. During the period ended August 31, 2000, the fund purchased $37,820,000 of investment securities and sold $487,000 of investment securities other than temporary cash investments.

E. At August 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,044,000, consisting of unrealized gains of $3,075,000 on securities that had risen in value since their purchase and $1,031,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT
  of Independent Accountants

To the Shareholders and Trustees of Vanguard Calvert Social Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Calvert Social Index Fund (the "Fund") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period May 8, 2000 (commencement of operations) through August 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 29, 2000








--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD CALVERT SOCIAL INDEX FUND
This information for the fiscal year ended August 31, 2000, is included pursuant to provisions of the Internal Revenue Code.
     For corporate shareholders, 53.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
Family of Funds

STOCK FUNDS

500  Index  Fund
Calvert Social Index(TM) Fund
Capital   Opportunity  Fund
Convertible  Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund Equity Income Fund
European Stock Index Fund
Explorer(TM)Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income  Fund
Growth  Equity  Fund
Growth  Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM)Growth Fund
Pacific  Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index  Fund
Strategic Equity  Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S.  Growth Fund
U.S.  Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Global  Asset Allocation Fund
LifeStrategy(R)Conservative Growth Fund
LifeStrategy(R)Growth Fund
LifeStrategy(R)Income Fund
LifeStrategy(R)Moderate
Growth Fund STAR(TM) Fund
Tax-Managed  Balanced Fund
Wellesley(R)Income Fund
Wellington(TM)Fund

BOND FUNDS

Admiral(TM)Intermediate-Term
Treasury Fund
Admiral(TM)Long-Term
Treasury Fund
Admiral(TM)Short-Term
Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term  Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term  Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE  ANNUITY PLAN

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the
Vanguard                                                                  board.
--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURy (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J.LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD  MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO,  Information Technology.
JAMES H. GATELY,  Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON,  Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD,  Chief  Financial  Officer.
GEORGE U. SAUTER,  Quantitative  Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder, Chairman, and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851?1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge,
Pennsylvania. All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc.

Calvert Group and Calvert Social Index are trademarks of Calvert Group, Ltd., and have been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q2130 102000

VANGUARD U.S. GROWTH FUND

ANNUAL

[PHOTO OF SHIP]

AUGUST 31, 2000

[THE VANGUARD GROUP LOGO]

OUR REPORTS TO
 THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

     We've introduced several changes to this year's annual report to make it even more useful. Among the changes:

     * Larger  type  and redesigned graphics to make the reports easier to read.

     * An at-a-glance summary of key points about fund performance and the financial markets.

     * A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

     * Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.

     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

* Vanguard U.S. Growth Fund earned 33.3% during the 12 months ended August 31, 2000, marking the sixth consecutive fiscal year in which the fund recorded a double-digit return.

* Technology stocks now play an enormous role in the fund, accounting for more than half of its assets.

* In  the  U.S.  stock market, growth stocks dominated their value counterparts.

CONTENTS

1  Letter from the Chairman
6  Notice to  Shareholders
7  Report from the Adviser
9  Fund Profile
10 Glossary of Investment Terms
11 Performance Summary
12 Report on After-Tax Returns
13 Financial Statements
20 Report of Independent Accountants

LETTER

  from the Chairman

Fellow Shareholders,

VANGUARD U.S. GROWTH FUND earned an excellent return of 33.3% during its 2000 fiscal year, benefiting from an impressive, albeit extremely uneven, rise in technology shares.

     The adjacent table presents the fund's 12-month total return, as well as the return of the average large-capitalization growth fund. We also present the returns of several unmanaged market indexes: the Russell 1000 Growth Index, the benchmark we consider the "best fit" for the U.S. Growth Fund, and the Wilshire 5000 Total Market Index, which is a proxy for the entire U.S. stock market. For your information, we also present the return of the Standard & Poor's 500 Index, a widely watched stock market measure that is dominated by large companies.

                                       2000 TOTAL RETURNS    Fiscal Year Ended
                                                                     August 31
                                    ------------------------------------------
                                    Vanguard U.S. Growth Fund             33.3%
                                    Average Large-Cap Growth Fund*        39.5
                                    Russell 1000 Growth Index             33.5
                                    Wilshire 5000 Index                   20.4
                                    S&P 500 Index                         16.3
                                    ------------------------------------------
                                    *Derived from data provided by Lipper Inc.

     As you can see, your fund's performance surpassed that of the broad stock market but lagged that of its average peer. The fund's total return (capital change plus reinvested dividends) is based on an increase in net asset value from $38.92 per share on August 31, 1999, to $49.26 per share on August 31, 2000, and is adjusted for a dividend of $0.21 per share paid from net investment income and a distribution of $2.02 per share paid from net realized capital gains.

     For investors who own Vanguard U.S. Growth Fund in taxable accounts, please see page 12 for a comparison of the fund's pre-tax and after-tax returns.

------------------------------------------------------------------------------
MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED AUGUST 31, 2000

                                                    ONE       THREE       FIVE
                                                   YEAR       YEARS      YEARS
-------------------------------------------------------------------------------
   S&P 500 Index (Large caps)                      16.3%       20.7%      24.0%
   Russell 2000 Index (Small caps)                 27.1         9.6       13.5
   Wilshire 5000 Index (Entire market)             20.4        19.7       22.5
   MSCI EAFE Index (International)                  9.8        11.5       10.4
-------------------------------------------------------------------------------
   Lehman Aggregate Bond Index (Entire market)      7.6%        6.2%       6.5%
   Lehman 10 Year Municipal Bond Index              7.2         5.4        6.0
   Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                        5.5         5.1        5.2
===============================================================================
   Consumer Price Index                             3.4%        2.4%       2.5%
-------------------------------------------------------------------------------

FINANCIAL MARKETS IN REVIEW

Investors had plenty of economic and market factors on their minds during the 12 months ended August 31. The fiscal year started off with a bang as economic growth barreled ahead, inflation appeared well under control, technology stocks soared, and the Y2K transition went off without a hitch.

--------------------------------------------------------------------------------
Investors became concerned about interest rates, oil prices, and tech stocks.
--------------------------------------------------------------------------------

     But it wasn't long before investors turned their attention toward the dark side of economic expansion and high stock market valuations. As the period progressed, investors became increasingly concerned that inflation would be an inevitable by-product of the economy's growth, that the Federal Reserve Board's series of interest rate hikes would continue, that oil prices would keep rising, and that tech companies were bound to run out of steam. These concerns took hold in March and resulted in a sharp slide in stock prices, particularly those in the tech arena.

     Despite the volatility, the fiscal year was generally a good one for stocks and bonds. The table at the bottom of page 1 presents the returns of a variety of stock and bond market measures, including the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. It also contains readings on the Consumer Price Index, the widely watched gauge of inflation. The Wilshire 5000 Index booked nearly its entire gain during the first seven months of the fiscal year, then bounced around, going essentially nowhere on balance during the remaining five months. The index advanced 20.1% from September through March, but just 0.3% for the final five months of the period, despite closing out the 12 months with a spectacular August.

GROWTH BEATS VALUE--AGAIN

In short, growth-oriented shares--those with above-average prices in relation to such measures as earnings and book value--led the way during the 12 months, and small-cap stocks outpaced large-caps. Though value stocks took their turn in the market lead for most of the second half of the period, the strength of growth stocks during the last several months of calendar year 1999 helped establish a lead that value stocks could not overcome. For the period, the growth stocks in the S&P 500 Index returned 22%, while the index's value stocks returned about 9%. The story was similar among small-cap stocks. The growth component of the Russell 2000 Index returned 39% for the 12 months, nearly triple the 14% return of the index's value stocks.

--------------------------------------------------------------------------------
Growth-oriented shares led the way and small-caps outpaced large-caps.
--------------------------------------------------------------------------------

     The tech-heavy Nasdaq Composite Index returned 55% for the fiscal year, though its excellent result masked tremendous volatility, both on the upside and downside. After a terrific start, the index plunged in the spring, drifted lower in early summer, and then bounced back impressively in August.

     Among market sectors within the S&P 500 Index, which accounts for about three-fourths of the market capitalization of the U.S. stock market, technology, producer durables, and "other energy" (drillers and equipment makers) each posted returns in excess of 40%. At the same time, other major sectors--materials & processing, consumer staples, utilities, and autos--earned negative returns for the 12 months.

     The advance in the U.S. stock market came despite a steady rise in short-term interest rates. During the 2000 fiscal year, the yield of 90-day U.S. Treasury bills increased 1.34 percentage points, in line with the 1.25-percentage-point increase in the federal funds rate--a hike engineered by the Federal Reserve Board to help cool off the surging economy. At the longer end of the bond spectrum, however, yields declined during the 12 months and prices rose, resulting in solid returns for bonds.

FISCAL 2000 PERFORMANCE OVERVIEW

Vanguard U.S. Growth Fund's performance during its 2000 fiscal year marked the sixth consecutive year in which the fund notched a double-digit return. And it was the third time in the past four fiscal years that the fund earned a return above 30%. It should go without saying that this streak will not continue indefinitely.

--------------------------------------------------------------------------------
These days, growth investing means tech investing.
--------------------------------------------------------------------------------

     Of course, these days growth investing, in large measure, means tech investing. And any fund that emphasizes growth-oriented investments will be heavily influenced by the performance of its technology stocks. Our fund's tech stocks, which accounted for an average of about 39% of assets during the 12 months, earned a spectacular return of about 66%. But just as our strong absolute performance can largely be attributed to the outperformance of the technology sector, so too can our shortfall to the average large-cap growth mutual fund, which returned 39.5%. Generally, our average peer held a bigger stake in tech companies, an advantage that was especially helpful early in the 12-month period, when tech stocks soared. Though our tech position grew significantly throughout the fiscal year--our tech stake stood at about 54% of net assets on August 31--we still suffered relative to our peers from having underweighted the sector during the final three months of 1999.

     The fund's health care stocks--including Pfizer, its fourth-largest holding--also performed well during the 12 months, returning nearly 19%. And the producer durables group, which includes several technology-related companies, registered a remarkable return of 116%, though the sector accounts for only about 5% of the U.S. Growth Fund's assets.

     On the negative side, our selections in the utilities, consumer staples, and consumer discretionary sectors were disappointing.

THE RISKS OF CONCENTRATION

The fund's ten largest holdings, which total about 42% of its net assets, are dominated by tech companies, including Cisco Systems, Intel, Sun Microsystems, and Juniper Networks. The list also includes America Online, which is not technically classified as a technology company, but has a distinct high-tech flavor.

     Make no mistake about it, the U.S. Growth Fund's emphasis on tech stocks, while not unusual for a growth fund, exposes investors to considerable risk. That's not to say that the sector or the fund is poised for a fall--we don't claim an ability to forecast the market. Rather, it's a cautionary note about the risks of investing heavily in a particular market segment. Though the U.S. Growth Fund's investment adviser, Lincoln Capital Management Company, is confident about the long-term prospects of the technology sector, investors in the fund should be fully prepared for a bumpy ride that could include extended periods of poor performance.




LONG-TERM PERFORMANCE OVERVIEW

Of course, a fund's 12-month performance tells only part of the story. A useful evaluation of any mutual fund requires a review of long-term performance. The adjacent table presents the average annual returns of the U.S. Growth Fund and its comparative benchmarks for the past ten years. It also presents the results of hypothetical $10,000 investments made a decade ago in the fund, its average competitor, and the unmanaged indexes that we use to measure the fund's performance.

-------------------------------------------------------------------------
TOTAL RETURNS                                             Ten Years Ended
                                                          August 31, 2000

                                         Average           Final Value of
                                          Annual                a $10,000
                                          Return       Initial Investment
-------------------------------------------------------------------------
Vanguard U.S. Growth Fund                   21.1%                 $67,615
Average Large-Cap Growth Fund               21.6                   70,765
Russell 1000 Growth Index                   22.0                   72,884
Wilshire 5000 Index                         19.2                   57,857
S&P 500 Index                               19.5                   59,339
-------------------------------------------------------------------------

     Our advantage over the broad stock market, as measured by the Wilshire 5000 Index, amounted to nearly $10,000 over the decade. That was an impressive margin, but our record versus more growth-oriented measures was a bit below par.

Our goal is to provide long-term returns that exceed those of our competitive measures. We are aided toward this objective by keeping our costs as low as possible. Our fund has an expense ratio (annual expenses as a percentage of average net assets) of 0.38%, just a fraction of the 1.41% charged by our average peer. Because fund operating and administrative costs are deducted directly from the returns investors receive, our significant cost advantage provides us with a head start versus funds that charge higher expenses.

     While we expect our relative long-term performance to improve, we harbor no such expectations about our absolute returns. Given that the very long-term return from stocks has averaged about 12% a year, returns in excess of 20% over a ten-year period are more than investors should have expected, and are certainly higher than should be relied upon for the future. A prudent investor structures a long-term investment program on the assumption that future returns will be far lower than those of the recent past. This means that outsized returns are not viewed as a necessity for meeting your investment goals, but as a welcome bonus should they occur.

IN SUMMARY

During the past 12 months, technology stocks demonstrated both the terrific rewards and the ever-present risks of the financial markets. Though the good times may increase the temptation to simply follow the market's leader, the bad times provide powerful reminders that such temptation is best ignored. Balance, we believe, is an investing virtue.

     Growth stocks in general, and technology stocks in particular, certainly have their place in an investment program, provided that the program also includes short-term investments, bond funds, and stock funds that invest in equities of various sizes and styles. For its part, Vanguard U.S. Growth Fund will continue to provide investors with a low-cost, actively managed way to gain exposure to large growth stocks.

 Sincerely,






September 18, 2000

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and
Chief Executive Officer

NOTICE OF CHANGES TO THE INVESTMENT ADVISORY AGREEMENT

The board of trustees of Vanguard U.S. Growth Fund and the fund's adviser, Lincoln Capital Management Company, have agreed to change the fund's investment advisory agreement. The revised agreement includes a performance adjustment to the basic fee paid to Lincoln Capital Management, based on the fund's performance relative to the Russell 1000 Growth Index.

     Currently, the fund pays Lincoln Capital Management a basic fee at the end of each fiscal quarter. The fee is calculated by applying a quarterly rate to the fund's average month-end assets for the quarter. For the year ended August 31, 2000, the advisory fee paid to Lincoln represented an effective annual rate of 0.11% of the fund's average net assets.

     Effective September 1, 2000, the basic fee will be adjusted up or down by applying a formula based on the fund's performance in comparison to that of the index. The fee will be increased (or decreased) by up to 15% of the basic fee if the fund's cumulative total return for the 36 months preceding the end of the quarter is at least nine percentage points above (or below) the cumulative total return of the index for the same period.

     Vanguard proposed this change in the belief that it is in the best interest of the fund and its shareholders. The fund's trustees carefully considered, among other factors, (1) the nature and quality of the services that Lincoln Capital has rendered; (2) the fund's investment objective and policies; and (3) the qualifications of Lincoln Capital and its personnel. Based upon its review of these factors, the fund's trustees, including all those who are not "interested persons" of the fund or of Lincoln Capital, unanimously approved the new advisory contract.

RELATED INFORMATION CONCERNING LINCOLN CAPITAL MANAGEMENT

Lincoln Capital Management is an investment advisory firm founded in 1967. As of August 31, 2000, Lincoln managed approximately $69 billion in assets. It provides services to a limited number of clients, most of which are institutional clients such as pension funds. The individuals responsible to the board for the implementation of Lincoln's strategy in Vanguard U.S. Growth Fund are:

J. PARKER HALL, Chairman and Managing Director of Lincoln; has worked in investment management since 1957; with Lincoln since 1971; Fund Manager since 1987; B.A., Swarthmore College; M.B.A., Harvard Business School.

DAVID M. FOWLER, President and Managing Director of Lincoln; has worked in investment management since 1972; with Lincoln since 1984; Fund Manager since 1987; B.S., Loyola University; M.B.A., Northwestern University.

JOHN S. COLE, Executive Vice President and Managing Director of Lincoln; has worked in investment management since 1992; Executive Vice President and Chief Equity Officer of Boatman's Trust Company from 1992 until joining Lincoln in 1997; Fund Manager since 1999; B.S., Bentley College; M.B.A., University of Notre Dame.

REPORT
 from the Adviser                             LINCOLN CAPITAL MANAGEMENT COMPANY


VANGUARD U.S. GROWTH FUND'S robust return of 33.3% during its 2000 fiscal year was excellent on an absolute basis but fell short of the returns of its average mutual fund competitor. The fund's fiscal 2000 performance was aided by our solid results--on both an absolute basis and relative to our competitive measures--in the last six months of the period.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.
--------------------------------------------------------------------------------

OUR SUCCESSES

The technology sector represents a large proportion of the holdings of Vanguard U.S. Growth Fund--about 54% on August 31, up from about 30% a year ago--so the performance of tech stocks makes a big difference in the performance of your fund. Happily, our tech stocks returned 66% during the 12 months ended August 31, compared with 62% for the tech stocks in the Russell 1000 Growth Index, which is made up of the most growth-oriented of the 1,000 largest U.S. stocks. Our selections among health care stocks were also excellent. The fund's health care companies gained nearly 19% during the 12 months, about 5 percentage points more than the return of the health care stocks in the Russell 1000 Growth Index.

     Tech winners included Juniper Networks, EMC, Nokia, and Cisco Systems. We also gained some relative ground in health care with our positions in Warner-Lambert (which was acquired by Pfizer) and Eli Lilly (despite its recent decline).

OUR SHORTFALLS

While our stock selections were good overall, some of our gains were offset by our sector weightings. Specifically, our weighting in technology was a bit light in the first half of the fiscal year, when many tech stocks soared. Our stake in the consumer sector, which turned in a relatively weak performance during the 12 months, was heavier than that of the index, even though we reduced our commitment to this area continually throughout the year.

THE FUND'S  POSITION

Technology stocks dominate both the growth landscape and the holdings of Vanguard U.S. Growth Fund. Our current tech-related stake of about 61% is a tiny bit larger than that of the Russell 1000 Growth Index. Within the tech sector, we are overweighted in companies heavily involved in computer networking and storage, areas that can be considered Internet infrastructure. Notable by their absence are some of the PC era's biggest winners--Microsoft, Dell Computer, and Compaq.

     Relative to our benchmark index, we are also overweighted in the finance industry and cyclical growth companies, and we are underweighted in health care, retail, and media issues.

     Vanguard U.S. Growth Fund has become "growthier" over the past year. This increases the potential for superior returns but also imparts more variability, as investor attitudes ebb and flow. Over longer periods--several years or more--very strong earnings progress should more than offset periodic concerns about valuations and individual company fundamentals.

John Cole, Portfolio Manager
David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager

September 13, 2000




-------------------------------------------------------------------------------
PORTFOLIO CHANGES                             Fiscal Year Ended August 31, 2000

ADDITIONS                               Comments
--------------------------------------------------------------------------------
Sun Microsystems*                       Leading provider of servers to Internet
                                        companies.
-------------------------------------------------------------------------------
Juniper Networks*                       Substantial market share in routers.
-------------------------------------------------------------------------------
Pfizer                                  Purchased Warner-Lambert.
-------------------------------------------------------------------------------
America Online                          Superior cash-flow growth.
--------------------------------------------------------------------------------

REDUCTIONS
--------------------------------------------------------------------------------
Microsoft**                             Earnings shortfall; judicial
                                        disappointment.
-------------------------------------------------------------------------------
Lucent Technologies**                   Earnings slowing.
-------------------------------------------------------------------------------
Procter & Gamble** Earnings slowing.
-------------------------------------------------------------------------------
Dell Computer** Possible slowing in PC sales.
-------------------------------------------------------------------------------
 *New holding in portfolio.
**Eliminated from portfolio.

                                                                    See page 13
                                                                 for a complete
                                                                 listing of the
                                                                fund's holdings.

FUND PROFILE                                              As of August 31, 2000
  for U.S. Growth Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

PORTFOLIO CHARACTERISTICS
                                                           WILSHIRE
                                U.S. GROWTH     BEST FIT*      5000
-------------------------------------------------------------------
Number of Stocks                         65           534     6,848
Median Market Cap                    $96.1B       $112.9B    $48.6B
Price/Earnings Ratio                  90.3x         67.3x     33.0x
Price/Book Ratio                      12.7x         13.3x      4.9x
Yield                                  0.0%          0.3%      1.0%
Return on Equity                      26.4%         27.8%     23.1%
Earnings Growth Rate                  21.2%         23.9%     17.5%
Foreign Holdings                       2.2%          0.0%      0.0%
Turnover Rate                           76%            --        --
Expense Ratio                         0.38%            --        --
Cash Investments                       0.7%            --        --
-------------------------------------------------------------------



-------------------------------------------------------------------
VOLATILITY MEASURES
                                                           WILSHIRE
                                U.S. GROWTH     BEST FIT*      5000
-------------------------------------------------------------------
R-Squared                              0.88          0.58      1.00
Beta                                   1.02          1.39      1.00
-------------------------------------------------------------------



-------------------------------------------------------------------
SECTOR DIVERSIFICATION
  (% of common stocks)

                                                           WILSHIRE
                                U.S. GROWTH     BEST FIT*      5000
-------------------------------------------------------------------
Auto & Transportation                  0.0%          0.3%      1.7%
Consumer Discretionary                  9.7          11.4      12.3
Consumer Staples                        3.5           2.7       4.4
Financial Services                      5.0           2.7      15.5
Health Care                            12.2          14.1      10.9
Integrated Oils                         0.0           0.0       2.7
Other Energy                            0.0           1.8       2.7
Materials & Processing                  0.5           0.1       2.4
Producer Durables                       4.1           2.6       3.5
Technology                             54.0          54.4      31.1
Utilities                               3.4           2.8       8.0
Other                                   7.6           7.1       4.8
-------------------------------------------------------------------




-------------------------------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

Cisco Systems, Inc.                     6.7%
 (computer networks)
General Electric Co.                    5.1
 (conglomerate)
Intel Corp.                             4.6
 (computer hardware)
Pfizer, Inc.                            4.5
 (pharmaceuticals)
Sun Microsystems, Inc.                  4.3
 (computer technology)
Juniper Networks, Inc.                  3.9
 (telecommunications)
EMC Corp.                               3.8
 (computer technology)
Oracle Corp.                            3.5
 (software)
America Online, Inc.                    3.0
 (information services)
Nortel Networks Corp.                   3.0
 (telecommunications)
-------------------------------------------------------------------
Top Ten                                42.4%
-------------------------------------------------------------------



-------------------------------------------------------------------
INVESTMENT FOCUS

[GRID APPEARS HERE]

   MARKET       LARGE
   STYLE        GROWTH
-------------------------------------------------------------------

GLOSSARY
   of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall
market            rose            or            fell           by           10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce
returns                              to                               investors.
-------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have
market   capitalizations   above  the  median,   and  the  rest  are  below  it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the
stocks                                 it                                 holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the
market's       returns,        its       R-squared       would       be       0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  for U.S. Growth Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.
---------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)          AUGUST 31, 1990-AUGUST 31, 2000

[CHART]
                  U.S. GROWTH FUND          RUSSELL 1000 GROWTH INDEX

1991                          34.3                               33.5
1992                           8.8                                7.7
1993                           1.7                                8.0
1994                           7.0                                6.5
1995                          22.8                               24.6
1996                          25.3                               18.4
1997                          32.5                               39.4
1998                          14.0                                8.3
1999                          37.4                               48.3
2000                          33.3                               33.5
---------------------------------------------------------------------
See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.
---------------------------------------------------------------------

------------------------------------------------------------------------------

CUMULATIVE  PERFORMANCE                        AUGUST 31, 1990-AUGUST 31, 2000

                                  AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED AUGUST 31, 2000    FINAL VALUE
                                  -----------------------------   OF A $10,000
                                   1 YEAR    5 YEARS    10 YEARS    INVESTMENT
------------------------------------------------------------------------------
U.S. Growth Fund                   33.29%     28.22%      21.06%       $67,615
Average Large-Cap Growth Fund*     39.48      27.80       21.61         70,765
Russell 1000 Growth Index          33.46      28.73       21.97         72,884
Wilshire 5000 Index                20.39      22.52       19.19         57,857
S&P 500 Index                      16.32      24.04       19.49         59,339
------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED JUNE 30, 2000*

                                                            10 YEARS
                       INCEPTION                  ----------------------------
                            DATE   1 YEAR  5 YEARS  CAPITAL    INCOME    TOTAL
------------------------------------------------------------------------------
U.S. Growth Fund      1/6/1959     20.50%   26.83%   17.57%     1.32%   18.89%
------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

A REPORT
 on Your Fund's After-Tax Returns

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes. Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.


PRE-TAX AND AFTER-TAX                              PERIODS ENDED AUGUST 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                               ONE YEAR          FIVE YEARS        TEN YEARS
                        --------------------------------------------------------
                          PRE-TAX AFTER-TAX  PRE-TAX AFTER-TAX PRE-TAX AFTER-TAX
--------------------------------------------------------------------------------
Vanguard U.S. Growth Fund   33.3%     31.8%    28.2%     26.3%   21.1%     19.8%
Average Large Growth Fund*  38.8      36.2     24.9      22.0    20.1      17.5
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets. We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

                                                             [PHOTO OF COMPUTER]
                                         You can use Vanguard's online after-tax
                                                            return calculator at
                                                      www.vanguard.com/?aftertax
                                                    to customize the calculation
                                                       of your after-tax return.

FINANCIAL STATEMENTS
   August 31, 2000


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
U.S. GROWTH FUND                                   SHARES                (000)
------------------------------------------------------------------------------
COMMON STOCKS (99.0%)
------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (9.6%)
*America Online, Inc.                          11,600,000              680,050
 Home Depot, Inc.                               5,800,000              278,762
*Amazon.com, Inc.                               5,700,000              236,550
*Clear Channel
  Communications, Inc.                          2,700,000              195,412
*Yahoo!, Inc.                                   1,500,000              182,250
*AT&T Corp.-Liberty Media
  Class A                                       8,200,000              175,275
 The Gap, Inc.                                  5,500,000              123,406
 The Walt Disney Co.                            2,800,000              109,025
*Infinity Broadcasting Corp.                    2,500,000               94,688
*Bed Bath & Beyond, Inc.                        4,400,000               77,275
                                                             -----------------
                                                                     2,152,693
                                                             -----------------
CONSUMER STAPLES (3.5%)
 CVS Corp.                                      8,900,000              330,413
 PepsiCo, Inc.                                  7,000,000              298,375
 The Coca-Cola Co.                              1,700,000               89,463
 Walgreen Co.                                   1,600,000               52,600
                                                             -----------------
                                                                       770,851
                                                             -----------------
FINANCIAL SERVICES (4.9%)
 Charles Schwab Corp.                           9,500,000              362,781
 American Express Co.                           4,600,000              271,975
 Capital One Financial Corp.                    4,200,000              253,313
 State Street Corp.                             1,800,000              211,950
                                                             -----------------
                                                                     1,100,019
                                                             -----------------
HEALTH CARE (12.1%)
 Pfizer, Inc.                                  23,200,000            1,003,400
 American Home
  Products Corp.                                7,300,000              395,569
 Eli Lilly & Co.                                5,300,000              386,900
 Pharmacia Corp.                                4,700,000              275,244
 Johnson & Johnson                              2,500,000              229,844
*Genentech, Inc.                                  800,000              152,400
*Forest Laboratories, Inc.                      1,100,000              107,663
*Amgen, Inc.                                    1,100,000               83,394
*Serono SA                                      2,200,000               62,975
                                                             -----------------
                                                                     2,697,389
                                                             -----------------
MATERIALS & PROCESSING (0.5%)
*Sealed Air Corp.                               2,000,000              102,625
                                                             -----------------
PRODUCER DURABLES (4.0%)
*Applied Materials, Inc.                        7,700,000              664,606
 Nokia Corp. ADR                                5,200,000              233,675
                                                             -----------------
                                                                       898,281
                                                             -----------------
TECHNOLOGY (53.5%)
 COMMUNICATIONS TECHNOLOGY (21.1%)
*Cisco Systems, Inc.                           21,700,000            1,489,162
*Juniper Networks, Inc.                         4,100,000              876,375
 Nortel Networks Corp.                          8,300,000              676,969
 Corning, Inc.                                  1,500,000              491,906
*Brocade Communications
  Systems, Inc.                                 1,400,000              316,137

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
U.S. GROWTH FUND                                   SHARES                (000)
------------------------------------------------------------------------------
*Inktomi Corp.                                  2,000,000              260,750
*CIENA Corp.                                    1,100,000              243,856
*Redback Networks Inc.                          1,600,000              239,000
*JDS Uniphase Corp.                               800,000               99,587

COMPUTER SERVICES SOFTWARE & SYSTEMS (8.7%)
*Oracle Corp.                                   8,600,000              782,062
*Veritas Software Corp.                         4,400,000              530,475
*BEA Systems, Inc.                              4,200,000              285,862
*i2 Technologies, Inc.                            900,000              152,269
*Ariba, Inc.                                      900,000              141,637
*BroadVision, Inc.                              1,500,000               51,750

COMPUTER TECHNOLOGY (11.0%)
*Sun Microsystems, Inc.                         7,500,000              952,031
*EMC Corp.                                      8,700,000              852,600
*Network Appliance, Inc.                        3,200,000              374,400
*Palm, Inc.                                     5,900,000              259,600
*Corvis Corp.                                     235,500               24,448

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (10.9%)
 Intel Corp.                                   13,600,000            1,018,300
 Texas Instruments, Inc.                        9,600,000              642,600
*Xilinx, Inc.                                   4,800,000              426,600
*Broadcom Corp.                                 1,000,000              250,000
*SDL, Inc.                                        250,000               99,328

ELECTRONICS--TECHNOLOGY (1.1%)
*Solectron Corp.                                5,500,000              249,219

SCIENTIFIC EQUIPMENT & SUPPLIES (0.7%)
 PE Corp.?PE Biosystems Group                   1,600,000              157,400
                                                             -----------------
                                                                    11,944,323
                                                             -----------------
UTILITIES (3.3%)
*Comcast Corp. Special Class A                  7,100,000              264,475
*Sprint PCS                                     4,100,000              205,769
 Vodafone Group PLC ADR                         4,500,000              184,219
*VoiceStream Wireless Corp.                       800,000               90,050
                                                             ------------------
                                                                       744,513
                                                             -----------------
OTHER (7.6%)
 General Electric Co.                          19,300,000            1,132,669
 Tyco International Ltd.                        7,200,000              410,400
 Illinois Tool Works, Inc.                      2,600,000              145,763
                                                             -----------------
                                                                     1,688,832
                                                             -----------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $14,515,239)                                                22,099,526
------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.3%)
 Sealed Air Corp. $2.00 Cvt. Pfd.
  (Cost $54,110)                               1,400,000                70,088
------------------------------------------------------------------------------


------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.4%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 6.60%, 9/1/2000                                $ 333,456            $ 333,456
 6.63%, 9/1/2000--Note G                          198,521              198,521
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(COST $531,977)                                                        531,977
------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
(Cost $15,101,326)                                                  22,701,591
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (?1.7%)
------------------------------------------------------------------------------
Other Assets--Note C                                                   102,145
Liabilities--Note G                                                   (472,827)
                                                             -----------------
                                                                      (370,682)
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 453,292,212 outstanding
 $.001 par value shares of beneficial
 interest (unlimited authorization)                                $22,330,909
==============================================================================

NET ASSET VALUE PER SHARE                                               $49.26
==============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

------------------------------------------------------------------------------
AT AUGUST 31, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
                                                   AMOUNT                  PER
                                                    (000)                SHARE
------------------------------------------------------------------------------
Paid in Capital--Note E                      $ 11,985,809              $ 26.44
Undistributed Net
 Investment Income--Note E                          8,225                  .02
Accumulated Net Realized Gains--
 Note E                                         2,736,610                 6.04
Unrealized Appreciation--Note F                 7,600,265                16.76
------------------------------------------------------------------------------
 NET ASSETS                                  $ 22,330,909              $ 49.26
==============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

---------------------------------------------------------------------------
                                                           U.S. GROWTH FUND
                                                 YEAR ENDED AUGUST 31, 2000
                                                                      (000)
---------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                         $ 89,561
 Interest                                                            22,995
 Security Lending                                                       297
---------------------------------------------------------------------------
Total Income                                                        112,853
---------------------------------------------------------------------------
EXPENSES
 Investment  Advisory  Fees--Note B                                  20,280
 The Vanguard  Group--Note C
 Management and Administrative                                       48,413
 Marketing and  Distribution                                          2,733
 Custodian Fees                                                          27
 Auditing Fees                                                           13
 Shareholders' Reports                                                  398
 Trustees' Fees and Expenses                                             25
---------------------------------------------------------------------------
  Total Expenses                                                     71,889
  Expenses Paid Indirectly--Note D                                   (3,961)
---------------------------------------------------------------------------
  Net Expenses                                                       67,928
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                                44,925
---------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                   3,116,570
---------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                         2,293,584
---------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $5,455,079
===========================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------
                                                          U.S. GROWTH FUND
                                                        YEAR ENDED AUGUST 31,
                                                 ----------------------------
                                                        2000             1999
                                                       (000)            (000)
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                              $ 44,925         $ 82,729
 Realized Net Gain                                 3,116,570          802,298
 Change in Unrealized Appreciation (Depreciation)  2,293,584        2,867,213
-----------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
    from Operations                                5,455,079        3,752,240
-----------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                               (87,492)         (63,675)
 Realized Capital Gain                              (841,606)        (774,154)
-----------------------------------------------------------------------------
   Total Distributions                              (929,098)        (837,829)
-----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                            5,114,365        5,653,573
 Issued in Lieu of Cash Distributions                899,196          811,835
 Redeemed                                         (4,215,800)      (2,959,346)
-----------------------------------------------------------------------------
   Net Increase from Capital Share Transactions    1,797,761        3,506,062
-----------------------------------------------------------------------------
 Total Increase                                    6,323,742        6,420,473
-----------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                                16,007,167        9,586,694
-----------------------------------------------------------------------------
 End of Year                                     $22,330,909      $16,007,167
=============================================================================

 1Shares Issued (Redeemed)
 Issued                                              118,692          151,298
 Issued in Lieu of Cash Distributions                 21,409           23,255
 Redeemed                                            (98,060)         (79,056)
-----------------------------------------------------------------------------
Net Increase in Shares Outstanding                    42,041           95,497
=============================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------
                                                                         U.S. GROWTH FUND
                                                                     YEAR ENDED AUGUST 31,
                                                            ------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                2000    1999    1998    1997    1996
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $38.92  $30.36  $27.74  $22.62  $18.83
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .10     .21     .21     .27     .26
 Net Realized and Unrealized Gain (Loss) on Investments    12.47   10.85    3.57    6.73    4.39
------------------------------------------------------------------------------------------------
  Total from Investment Operations                         12.57   11.06    3.78    7.00    4.65
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.21)   (.19)   (.27)   (.26)   (.29)
 Distributions from Realized Capital Gains                 (2.02)  (2.31)   (.89)  (1.62)   (.57)
------------------------------------------------------------------------------------------------
  Total Distributions                                      (2.23)  (2.50)  (1.16)  (1.88)   (.86)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $49.26  $38.92  $30.36  $27.74  $22.62
================================================================================================

TOTAL RETURN                                              33.29%  37.38%  14.01%  32.50%  25.28%
================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                      $22,331 $16,007  $9,587  $7,445  $4,544
 Ratio of Total Expenses to Average Net Assets             0.38%   0.39%   0.41%   0.42%   0.43%
 Ratio of Net Investment Income to Average Net Assets      0.24%   0.59%   0.69%   1.13%   1.32%
 Portfolio Turnover Rate                                     76%     49%     48%     35%     44%

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Lincoln Capital Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended August 31, 2000, the advisory fee represented an effective annual rate of 0.11% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2000, the fund had contributed capital of $3,858,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.9% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $3,952,000 and $9,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the year ended August 31, 2000, the fund purchased $15,012,807,000 of investment securities and sold $14,080,625,000 of investment securities other than temporary cash investments.

     During the year ended August 31, 2000, the fund realized $127,948,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,521,000 from undistributed net investment income, and $212,892,000 from accumulated net realized gains, to paid in capital.

F. At August 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $7,600,265,000, consisting of unrealized gains of $7,831,732,000 on securities that had risen in value since their purchase and $231,467,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at August 31, 2000, was $190,094,000, for which the fund held cash collateral of $198,521,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 of Independent Accountants

To the Shareholders and Trustees of Vanguard U.S. Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

September 29, 2000







--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD U.S. GROWTH FUND

This information for the fiscal year ended August 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $1,054,499,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD  MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO,  Information Technology.

JAMES H. GATELY,  Direct Investor  Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON,  Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD,  Chief  Financial  Officer.

GEORGE U. SAUTER,  Quantitative  Equity Group.
--------------------------------------------------------------------------------
                                 John C. Bogle
               Founder, Chairman, and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600


ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851?1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q230 102000

VANGUARD (R) INTERNATIONAL GROWTH FUND

ANNUAL

[PHOTO OF SHIP]

August 31, 2000

[THE VANGUARD GROUP LOGO]

OUR REPORTS TO
 THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

     We've introduced several changes to this year's annual report to make it even more useful. Among the changes:

     * Larger  type  and redesigned graphics to make the reports easier to read.

     * An at-a-glance summary of key points about fund performance and the financial markets.

     * A table--included for many funds--in which the investment adviser highlights significant changes in holdings.

     * Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.

     We hope you'll find that these changes make the reports even more accessible and informative.

SUMMARY

* Vanguard International Growth Fund's 18.7% return in fiscal year 2000 was almost double that of the MSCI EAFE Index.

     * A stronger U.S. dollar significantly dented returns from foreign securities for U.S. investors.

     * Telecommunications    stocks    were    the   fund's     big     winners.

CONTENTS

1  Letter from the Chairman
5  Report from the Adviser
8  Fund Profile
10 Glossary of  Investment Terms
11 Performance  Summary
12 Report on  After-Tax  Returns
13 Financial Statements
22 Report of Independent Accountants

LETTER
 from the Chairman

Fellow Shareholders,

During the 12 months ended August 31, 2000--a volatile period in financial markets--vanguard international growth fund provided an excellent 18.7% return that surpassed those of its comparative measures.

     The adjacent table presents the fiscal year total returns (capital change plus reinvested dividends) for the fund as well as its comparative standards: the average international stock fund, the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, and a subset of that benchmark--the EAFE Growth Index, which we consider a "best fit" for the fund.

----------------------------------------------------------
2000 TOTAL RETURNS                      FISCAL YEAR ENDED
                                                AUGUST 31
----------------------------------------------------------
Vanguard International Growth Fund                   18.7%
Average International Fund*                          17.9
MSCI EAFE Growth Index                               11.5
MSCI EAFE Index                                       9.8
----------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's return is based on an increase in net asset value from $19.75 per share on August 31, 1999, to $22.23 per share on August 31, 2000, and is adjusted for a dividend of $0.26 per share paid from net investment income and a distribution of $0.90 per share paid from net realized capital gains.

     For investors who own Vanguard International Growth Fund in taxable accounts, please see page 12 for a review of the fund's after-tax returns.

------------------------------------------------------------------------------
MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED AUGUST 31, 2000
                                                ------------------------------
                                                       ONE     THREE      FIVE
                                                      YEAR     YEARS     YEARS
-------------------------------------------------------------------------------
STOCKS

S&P 500 Index (Large caps)                            16.3%     20.7%     24.0%
Russell 2000 Index (Small caps)                       27.1       9.6      13.5
Wilshire 5000 Index (Entire market)                   20.4      19.7      22.5
MSCI EAFE Index (International)                       9.8       11.5      10.4
-------------------------------------------------------------------------------
BONDS

Lehman Aggregate Bond Index (Entire market)            7.6%      6.2%      6.5%
Lehman 10 Year Municipal Bond Index                    7.2       5.4       6.0
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                              5.5       5.1       5.2
===============================================================================
CPI

Consumer Price Index                                   3.4%      2.4%      2.5%
-------------------------------------------------------------------------------

FINANCIAL MARKETS IN REVIEW

During the 12-month period, the robust U.S. economy entered its record tenth year of uninterrupted expansion, though recent reports indicate that the pace of growth may be slowing. Meanwhile, growth seemed to be accelerating in other countries and regions. Mergers and buy-outs were on the rise worldwide,particularly in Europe. Around the world, rapid growth and a steep rise in energy prices spurred fears of higher inflation. To combat inflationary pressures, the U.S. Federal Reserve Board, the Bank of England, and the European Central Bank raised interest rates several times during the period.

     Stock markets in the United States and abroad advanced, but the ride was far from smooth. Many market indexes rose dramatically early in the fiscal year, then plummeted from March through May before rebounding in the final months. Much of this volatility was led by the "new economy" stocks in the technology, media, and telecommunications sectors. In the United States, the tech-heavy Nasdaq Composite Index reached record levels before shedding more than a third of its value in the spring sell-off. However, the index still ended up with a 55.1% gain for the 12 months. The entire U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a more modest 20.4% return, with somewhat less volatility.

--------------------------------------------------------------------------------
Having 44% of assets in "new economy" stocks helped the fund outperform benchmarks this year.
--------------------------------------------------------------------------------

     Prices of non-U.S. tech issues moved in virtual lockstep with those of their American counterparts. And as was also the case in the United States, overseas market leadership seesawed between value stocks--companies whose stock prices are seen as "cheap" when compared with factors such as revenue, earnings, book value, and dividends--and growth stocks, whose lofty prices relative to those factors reflected the market's high expectations for future earnings. The growth component of the EAFE Index came out ahead for the year with an 11.5% return, compared with a 7.4% return for the index's value component.

     When measured in local currencies, overseas markets in general performed extremely well. Of the 20 developed markets that constitute the EAFE Index, 18 registered positive returns--most in the double digits and one in triple digits (Finland, 108.4%). The index as a whole gained 20.5% in local currencies. However, because of the relative strength of the U.S. dollar, that return was cut by more than half for U.S. investors.

-------------------------------------------------------------------------------
2000 TOTAL RETURNS                                         TWELVE MONTHS ENDED
                                                               AUGUST 31, 2000
                                        BASED ON
                                           LOCAL      CURRENCY        BASED ON
STOCK MARKET INDEX                      CURRENCY        EFFECT    U.S. DOLLARS
-------------------------------------------------------------------------------
MSCI EAFE                                   20.5%        -10.7%            9.8%
Europe*                                     27.4         -17.5             9.9
Pacific Free*                                7.5           1.4             8.9
Select Emerging Markets Free                33.3         -21.9            11.4
-------------------------------------------------------------------------------
*Morgan Stanley Capital International indexes.

     When the dollar rises in value relative to another currency, this means that each unit of that currency can be exchanged for fewer dollars, lowering the returns for U.S. investors. On the other hand, a weaker dollar augments returns from foreign securities for U.S. investors. This was the case for Japanese stocks, which posted a 6.4% return in yen, but a 9.4% return in dollars. However, Japan was the only EAFE market whose currency gained relative to the dollar during our fiscal year. The euro, the common currency in 11 European countries, lost about 15% of its value versus the dollar. Nevertheless, European markets generally did slightly better than those in the Pacific.

     Among emerging markets, there was far greater disparity between returns, and many retreated from much of the ground they had gained in late 1999. Some markets--notably Greece, Indonesia, the Philippines, and Thailand--lost a quarter, or more, of their value.

FISCAL 2000 PERFORMANCE OVERVIEW

The International Growth Fund's 18.7% return exceeded that of the EAFE Index by almost 9 percentage points. The fund's overweighting in the tech, media, and telecom sectors--about 44% of portfolio assets--played a key role in helping the fund surpass its peers. Ironically, this was the same factor that partly caused the fund's performance to lag its benchmarks last year, when value stocks surged in overseas markets. The consolidating telecom industry, in particular, bolstered this year's returns.

     Among individual holdings, Alcatel, the French telecommunication equipment manufacturer, rose about 170%, advancing from 16th-largest holding in the fund to its third-largest. Another winner was the Dutch conglomerate Philips Electronics. Although the fund trimmed the number of shares it held, the price run-up in that stock moved it up a notch, from the fund's third-largest holding to its second-largest.

     Relative to the index, the fund also benefited from being overweighted in Europe and, to a lesser extent, from its holdings in Brazil and Mexico--whose markets had double-digit returns but are not part of the EAFE Index. For more details on changes in the portfolio, please refer to the fund adviser's letter on page 5.

LONG-TERM PERFORMANCE OVERVIEW

A one-year record is only a snapshot of a fund's performance, not a panoramic view. So, while we were pleased with the International Growth Fund's performance during the past year, we always suggest looking at a fund's performance over the long run as well. Over longer periods, International Growth also stands out. The table on page 4 presents the average annual returns of the fund and its comparative benchmarks for the past ten years. It also presents the results of hypothetical $10,000 investments made a decade ago in the fund, its average competitor, the MSCI EAFE Growth Index, and the broader EAFE Index.

     In part, the fund's strong relative performance is due to its low expense ratio (annual expenses as a percentage of average net assets). For the fiscal year, the fund's expense ratio was 0.53%, compared with the 1.72% charged by our average competitor. In other words, for every $1,000 of assets invested in the International Growth Fund, $5.30 goes toward operating and administrative expenses, compared with $17.20 for the average peer fund. Over time, these costs matter a great deal in the returns you earn.

------------------------------------------------------------------------
TOTAL RETURNS                                            TEN YEARS ENDED
                                                         AUGUST 31, 2000

                                           AVERAGE        FINAL VALUE OF
                                            ANNUAL             A $10,000
                                            RETURN    INITIAL INVESTMENT
------------------------------------------------------------------------
Vanguard International Growth Fund            10.3%              $26,655
Average International Fund                     9.7                25,789
MSCI EAFE Growth Index                         7.5                20,697
MSCI EAFE Index                                8.9                23,372
------------------------------------------------------------------------

     The ten-year annualized returns for our fund--and international markets in general--are modest compared with the 19.2% average annual return for the U.S. market during the period. However, keep in mind that U.S. stocks aren't always the leaders: During the decade from August 1980 to August 1990, the Wilshire 5000 Index posted a 13.6% annualized return, versus 18.3% for the EAFE Index. This demonstrates the difficulty of predicting which markets, or market segments, will provide the best returns in any given period.

IN SUMMARY

Over the past year, extreme volatility has typified the financial markets. However, focusing on the market's short-term peaks and valleys can be a powerful distraction from the long-term goals and investment strategies that best serve investors.

     At Vanguard, we hold firm in our view that the best investment course is to hold a diversified portfolio of stock funds, bond funds, and short-term investments in proportions appropriate to your goals, time horizon, and risk tolerance.Short-term gains and losses--and the emotions they engender--should not sway you from the prudent strategy of staying the course.

Sincerely,


September 21, 2000


[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and
Chief Executive Officer

REPORT                                            SCHRODER INVESTMENT MANAGEMENT
  from the Adviser                                            NORTH AMERICA INC.


VANGUARD INTERNATIONAL GROWTH FUND earned a total return of 18.7% during the fiscal year ended August 31, 2000, about 1 percentage point ahead of the average international stock mutual fund and almost 9 percentage points ahead of our unmanaged benchmark, the MSCI EAFE Index. Early results had been even stronger, but in the second half of the fiscal year, we gave back about 4 percentage points of our first-half return, as "new economy" stocks generally suffered from profit-taking. The year's gain was achieved despite considerable dilution of returns owing to the weakness of European currencies, which on average fell by 14% against the U.S. dollar.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT

The economic background for equity investments was very favorable during the 12 months. Economic expansion and growth in corporate profits stayed strong, and quiescent inflation allowed monetary policy to remain nonthreat- ening. Despite weakness in March and April--and considerable volatility since then--new-economy stocks dominated performance during the fiscal year. Technology stocks rose by more than 70% (in dollars) during the period, and media stocks generally rose by about 40%. The rest of our universe, on average, gained less than 5% in dollars. Though this is a disappointing result at first sight, the strength of the dollar was mostly to blame; in local-currency terms, these remaining equities gained close to 15%.

OUR SUCCESSES

Vanguard International Growth Fund was overweighted in technology, media, and telecommunications stocks throughout the year. This was the single most important factor in our outperformance. Of the stocks we own in these market segments, six doubled in value, although, regrettably, only one, Alcatel (a telecommunication equipment maker), was among our 20 largest holdings a year ago.

     Within telecoms, we invested predominantly in companies likely to be taken over in an industry that is seeing rapid consolidation. Indeed, the takeover of Mannesmann by Vodafone was a big contributor to the fund's performance. Mannesmann was one of our largest holdings a year ago, and had more than doubled in value when we took substantial profits around the conclusion of the takeover in February. One of our Brazilian telecom holdings was also acquired. However, I believe the full benefit of our policy stance for telecoms is yet to come.

     Throughout the year, we were substantially underweighted in bank stocks and "old economy" cyclical stocks, which were among the EAFE Index's laggards. Therefore, our underweighting added value to the fund by allowing us to invest elsewhere in our universe of stocks.

OUR SHORTFALLS

One of the major policy decisions we followed throughout the year was to maintain a large position in Asian emerging markets as a way both to benefit from their economic recovery and to invest in cheap technology stocks. We financed this strategy by reducing our stake in Japan rather than in Europe, where we were fully weighted during the year. However, our success in picking outperforming stocks in Japan and Europe made us regret this policy, since our performance in emerging markets was only similar to that of the index.

     We also regret emphasizing U.K. leisure and retailing companies, which we had assumed would benefit from rising consumer spending. Weak pricing power damaged profit margins, however, and our stocks performed very disappointingly. We have focused our consumer holdings in the United Kingdom in recent months, anticipating that the strongest companies will restore margins and investor popularity. These companies now make up about 5% of the portfolio.

OUR PORTFOLIO POSITION

Five significant policy positions will determine our performance in the coming year.

     * About half of the fund's assets are invested in continental Europe, primarily because we are anticipating protracted economic growth, continued corporate restructuring, and business-pertinent reforms in countries where companies are anxious to remain competitive in a global context.

     * We have 19% invested in the United Kingdom where we believe many of Europe's cheapest stocks are to be found. This gives the portfolio some defensive qualities at a time when the worldwide risk?return trade-off is not particularly attractive.

     * We have only 14% of our assets invested in Japan, the largest market in our universe. This reflects our long-standing concern about the lack of vigor in the Japanese economy and the slow pace of corporate reform.

     * We continue to invest in selected emerging markets, including South Korea, Taiwan, Mexico, and Brazil. In particular, technology stocks in South Korea and Taiwan trade at valuations about half those of their developed-market peers.

     * Finally, we have about 44% of the portfolio invested in new-economy stocks, which are dependent in the short term on long bond yields remaining low and investor sentiment remaining risk-tolerant. Over the longer term, of course, the products and services that these companies provide will determine their share prices, and that is what attracts our attention.

Richard Foulkes, Executive Vice President
September 18, 2000









PORTFOLIO CHANGES                             Fiscal Year Ended August 31, 2000

 ADDITIONS                          Comments
-------------------------------------------------------------------------------
Siemens AG*                         Extensive refocusing of company is
                                    paying off.
-------------------------------------------------------------------------------
ING Groep NV                        New chairman to have major impact.
-------------------------------------------------------------------------------
AstraZeneca Group PLC*              Patent expiration of world's best-selling
                                    drug overdiscounted; very promising
                                    pipeline of products.
-------------------------------------------------------------------------------

REDUCTIONS
-------------------------------------------------------------------------------
Koninklijke (Royal)
 Philips Electronics NV             Sixfold price rise over our cost made
                                    holding too big for safety in portfolio.
-------------------------------------------------------------------------------
Nokia Oyj                           Too expensively valued.
-------------------------------------------------------------------------------
Murata Manufacturing
 Co., Ltd.                          Too expensively valued.
-------------------------------------------------------------------------------
*New holding in portfolio.

                                                                    See page 13
                                                                 for a complete
                                                                 listing of the
                                                               fund's holdings.

FUND PROFILE As of August 31, 2000
        for International Growth Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                    INTERNATIONAL       BEST FIT*    MSCI EAFE
                                           GROWTH
------------------------------------------------------------------------------
Number of Stocks                              132             266          942
Turnover Rate                                 48%              --           --
Expense Ratio                               0.53%              --           --
Cash Investments                             4.4%              --           --
------------------------------------------------------------------------------


------------------------------------------------------------------------------
VOLATILITY MEASURES
                                    INTERNATIONAL
                                           GROWTH       BEST FIT*    MSCI EAFE
------------------------------------------------------------------------------
R-Squared                                    0.88            0.90         1.00
Beta                                         0.96            1.03         1.00
------------------------------------------------------------------------------


------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
  (% of total net assets)

ING Groep NV
 (financial services)                         5.2%
Koninklijke (Royal)
 Philips Electronics NV
 (electronics)                                3.3
Alcatel
 (telecommunication equipment)                3.2
TotalFinaElf
 (integrated oil)                             3.1
Samsung Electronics Co., Ltd.
 (electronics)                                2.9
Vivendi
 (diversified utilities)                      2.8
Vodafone Group PLC
 (cellular telecommunication)                 2.2
Telefonaktiebolaget LM
 Ericsson AB Class B
 (telecommunication equipment)                2.1
Siemens AG
 (conglomerate)                               2.1
ABB Ltd.
(energy services)                             2.0
------------------------------------------------------------------------------
 Top Ten                                     28.9%
------------------------------------------------------------------------------


-------------------------------------------------
ALLOCATION BY REGION

  [CHART]

          EMERGING MARKETS        10%
          PACIFIC                 19%
          EUROPE                  71%
-------------------------------------------------
*Best Fit: MSCI EAFE Growth Index.
                                                           [GRAPHIC OF COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for reqularly updated
                                                                fund information

-------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION
(% OF COMMON STOCKS)

                                    INTERNATIONAL
                                           GROWTH       BEST FIT*    MSCI EAFE
-------------------------------------------------------------------------------
EUROPE

United Kingdom                               19.7%           20.0%        20.5%
France                                       16.6            10.7         11.4
Netherlands                                  12.3             4.3          5.3
Italy                                         4.4             4.4          4.3
Switzerland                                   4.3             5.3          5.9
Germany                                       4.1             7.4          8.4
Sweden                                        4.0             3.8          3.3
Spain                                         2.8             3.1          2.9
Ireland                                       2.1             0.4          0.3
Denmark                                       0.6             1.1          0.9
Finland                                       0.6             4.6          2.7
Austria                                       0.0             0.2          0.2
Belgium                                       0.0             0.8          0.8
Norway                                        0.0             0.3          0.4
Portugal                                      0.0             0.4          0.5
-------------------------------------------------------------------------------
Subtotal                                     71.5%           66.8%        67.8%
-------------------------------------------------------------------------------
PACIFIC

Japan                                        14.7%           26.4%        26.2%
Hong Kong                                     3.0             2.4          2.2
Singapore                                     1.2             1.2          1.0
Australia                                     0.0             3.1          2.7
New Zealand                                   0.0             0.1          0.1
-------------------------------------------------------------------------------
Subtotal                                     18.9%           33.2%        32.2%
-------------------------------------------------------------------------------
EMERGING MARKETS

South Korea                                   3.1%             --           --
Taiwan                                        3.0              --           --
Mexico                                        1.9              --           --
Malaysia                                      0.9              --           --
Brazil                                        0.7              --           --
-------------------------------------------------------------------------------
Subtotal                                      9.6%             --           --
-------------------------------------------------------------------------------
Total                                       100.0%          100.0%       100.0%
-------------------------------------------------------------------------------
*Best Fit: MSCI EAFE Growth Index.

GLOSSARY
  of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  for International Growth Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)               AUGUST 31, 1990-AUGUST 31, 2000

[CHART]

             INTERNATIONAL GROWTH FUND     MSCI EAFE GROWTH INDEX

1991                              -5.1                        0.1
1992                               1.5                        1.5
1993                              21.1                       23.0
1994                              20.4                        4.7
1995                               3.8                        1.4
1996                              12.7                        6.3
1997                              15.8                        8.3
1998                              -3.0                        0.7
1999                              21.7                       20.6
2000                              18.7                       11.5
--------------------------------------------------------------------------
See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------


------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                         AUGUST 31, 1990-AUGUST 31, 2000

[CHART]

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED AUGUST 31, 2000     FINAL VALUE
                               -------------------------------    OF A $10,000
                                 1 YEAR     5 YEARS    10 YEARS     INVESTMENT
------------------------------------------------------------------------------
International Growth Fund         18.68%      12.84%      10.30%       $26,655
Average International Fund*       17.86       11.97        9.69         25,789
MSCI EAFE Growth Index            11.52        9.28        7.55         20,697
MSCI EAFE Index                    9.81       10.39        8.86         23,372
------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                        PERIODS ENDED JUNE 30, 2000*

[CHART]
                                                                10 YEARS
                           INCEPTION                     -----------------------
                                 DATE   1 YEAR  5 YEARS  CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
International Growth Fund   9/30/1981   24.93%   14.30%    8.50%   1.54%  10.04%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.
--------------------------------------------------------------------------------

A REPORT
  on Your Fund's After-Tax Returns

The table below presents the pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

--------------------------------------------------------------------------------
PRE-TAX AND AFTER-TAX                            PERIODS ENDED AUGUST 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                              ONE YEAR         FIVE YEARS             TEN YEARS
                        --------------------------------------------------------
                        PRE-TAX AFTER-TAX  PRE-TAX AFTER-TAX  PRE-TAX AFTER-TAX
--------------------------------------------------------------------------------
Vanguard International
 Growth Fund               18.7%     17.2%    12.8%     11.6%    10.3%      9.2%
Average Foreign
 Stock Fund*               20.3      18.4     12.4      10.8      9.8       8.3
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc., which differ somewhat.

     Our after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The calculation does not account for state and local income taxes, nor does it take into consideration any tax adjustments that a shareholder may claim for foreign taxes paid by the fund. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

                                                             [PHOTO OF COMPUTER]
                                     You  can use  Vanguard's  online  after-tax
                                                            return calculator at
                                                      www.vanguard.com/?aftertax
                                                    to customize the calculation
                                                       of your after-tax return.

FINANCIAL STATEMENTS
   August 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
INTERNATIONAL GROWTH FUND                          SHARES              (000)
-----------------------------------------------------------------------------
COMMON STOCKS (95.6%)
-----------------------------------------------------------------------------
BRAZIL (0.6%)
  Brasil Telecom Participacoes
    ADR                                           542,900           $ 38,240
  Embratel Participacoes
    ADR                                         1,239,100             27,105
                                                               --------------
                                                                      65,345
                                                               --------------
DENMARK (0.6%)
  Danske Bank A/S                                 506,000             63,354
                                                               --------------
FINLAND (0.6%)
  Nokia Oyj                                     1,390,000             61,010
                                                               --------------
FRANCE (15.9%)
  Alcatel                                       3,958,000            323,907
  TotalFinaElf                                  2,120,130            314,963
  Vivendi                                       3,433,000            280,791
  Suez Lyonnaise des Eaux                       1,181,670            175,337
  Canal Plus SA                                   849,000            138,807
  Thomson-CSF SA                                2,495,733            103,396
  Aventis                                       1,157,000             86,661
  Bouygues SA                                   1,031,000             64,849
  Accor SA                                      1,333,000             57,477
  Axa                                             300,196             42,782
 *Equant                                          435,000             16,862
 *Vivendi Warrants Exp.
    2/5/2001                                      580,500              1,894
                                                               --------------
                                                                   1,607,726
                                                               --------------
GERMANY (4.0%)
  Siemens AG                                    1,315,000            211,020
  SAP AG Pfd.                                     441,000            111,347
  E.On AG                                       1,614,999             77,476
  Prosieben Media AG Pfd.                          19,000              2,821
                                                               --------------
                                                                     402,664
                                                               --------------
HONG KONG (2.9%)
 *China Mobile
    (Hong Kong) Ltd.                           12,070,000             92,858
  Cheung Kong Holdings Ltd.                     4,013,000             52,227
 *China Unicom Ltd.                            20,800,000             48,273
  Hutchison Whampoa Ltd.                        3,303,300             46,591
  Swire Pacific Ltd. A Shares                   5,278,000             36,206
  Johnson Electric Holdings Ltd.                7,632,000             16,000
                                                               --------------
                                                                     292,155
                                                               --------------
IRELAND (2.0%)
 *Elan Corp. PLC ADR                            2,747,000            160,184
Bank of Ireland PLC                             6,828,000             40,493
                                                               --------------
                                                                     200,677
                                                               --------------
ITALY (4.2%)
  Olivetti SpA                                 48,616,960            152,575
  Telecom Italia Mobile SpA                    16,897,000            146,616
  Banca di Roma SpA                            60,797,000             74,860
  Assicurazioni Generali SpA                      928,000             28,587
 *Tecnost SpA                                   6,667,588             22,703
                                                               --------------
                                                                     425,341
                                                               --------------

-----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
INTERNATIONAL GROWTH FUND                          SHARES              (000)
-----------------------------------------------------------------------------

JAPAN (14.1%)
  Fuji Photo Film Co., Ltd.                     3,898,000            139,637
  Matsushita Electric Industrial
    Co., Ltd.                                   4,386,000            120,101
  Mabuchi Motor Co.                               971,000            118,465
  Nippon Telegraph and
    Telephone Corp.                                 9,766            116,309
  Murata Manufacturing
    Co., Ltd.                                     755,000            115,619
  Takeda Chemical Industries Ltd.               1,836,000            108,642
  East Japan Railway Co.                           16,960             92,246
  Sony Corp.                                      775,000             86,485
  Yamanouchi Pharmaceuticals
    Co., Ltd.                                   1,597,000             79,074
  Nippon Television Network Corp.                 101,500             58,062
  Fujitsu Ltd.                                  1,808,000             52,390
  TDK Corp.                                       347,000             51,284
  Keyence Corp.                                   127,300             42,260
  Mitsui & Co., Ltd.                            5,600,000             37,653
  Mitsubishi Corp.                              4,661,000             34,093
  Ricoh Co.                                     1,900,000             33,230
  Sumitomo Electric Industries Ltd.             1,770,000             32,699
  Hirose Electric Co., Ltd.                       176,200             25,545
  Yasuda Fire & Marine Insurance Co.            4,370,000             22,990
  Takefuji Corp.                                  223,800             22,016
  Tokio Marine & Fire Insurance Co.             2,160,000             21,937
  SMC Corp.                                        68,000             12,052
  Dowa Fire & Marine Insurance Co.              2,221,000              5,603
                                                               --------------
                                                                   1,428,392
                                                               --------------
MALAYSIA (0.8%)
  Tenaga Nasional Bhd.                         14,195,000             47,441
  Genting Bhd.                                  4,922,000             13,859
  Telekom Malaysia Bhd.                         4,229,500             12,021
  Malayan Banking Bhd.                          1,780,400              6,840
  Resorts World Bhd.                            1,620,000              3,347
                                                               --------------
                                                                      83,508
                                                               --------------
MEXICO (1.8%)
  Telefonos de Mexico SA
    Class L ADR                                 1,735,900             94,498
 *Grupo Televisa SA GDR                           678,400             43,926
  Fomento Economico Mexica
    SA UBD                                      5,520,000             25,006
  Cemex SA CPO                                  3,919,762             18,481
                                                               --------------
                                                                     181,911
                                                               --------------
NETHERLANDS (11.7%)
  ING Groep NV                                  7,935,000            531,911
  Koninklijke (Royal)
    Philips Electronics NV                      6,816,000            332,071
  Getronics NV                                  6,799,368             85,354
  TNT Post Group NV                             2,998,000             70,125
  Verenigde Nederlandse
    Uitgeversbedrijven NV                       1,277,838             68,163
  Heineken NV                                   1,273,000             64,736
 *United Pan-Europe
    Communications NV                             585,000             14,308
  Oce NV                                          860,000             12,807
*Versatel Telecom
    International NV                              410,000             11,701
                                                               --------------
                                                                   1,191,176
                                                               --------------
SINGAPORE (1.1%)
  DBS Group Holdings Ltd.                       3,365,721             40,672
  City Developments Ltd.                        7,837,000             38,929
  Singapore Press Holdings Ltd.                 2,162,486             34,801
                                                               --------------
                                                                     114,402
                                                               --------------
SOUTH KOREA (3.0%)
Samsung Electronics Co., Ltd.                   1,210,102            298,511
                                                               --------------
SPAIN (2.7%)
  Endesa SA                                     5,374,000            104,870
 *Telefonica SA ADR                               816,215             46,779
  Altadis SA                                    2,607,346             37,436
  Bankinter SA                                    897,000             37,290
*Telefonica SA BDR                              1,533,828             29,000
  Altadis SA                                    1,171,654             17,177
                                                               --------------
                                                                     272,552
                                                               --------------
SWEDEN (3.9%)
  Telefonaktiebolaget LM
    Ericsson AB Class B                        10,550,000            212,985
  Skandia Forsakrings AB                        4,418,000             89,425
  Svenska Handelsbanken
    A Shares                                    5,341,000             88,298
 *Telia AB                                        364,000              2,604
                                                               --------------
                                                                     393,312
                                                               --------------
SWITZERLAND (4.1%)
  ABB LTD.                                      1,796,000            200,990
  Novartis AG (Registered)                         84,000            126,978
  Adecco SA (Bearer)                               61,000             46,735
  Clariant AG                                     113,000             38,586
                                                               --------------
                                                                     413,289
                                                               --------------
TAIWAN (2.8%)
 *United Microelectronics
    Warrants Exp. 2/12/2001                    25,614,000             81,453
 *Taiwan Semiconductor
    Manufacturing Co.
    Warrants Exp. 1/29/2001                    13,445,000             74,290

-----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
                                                   SHARES              (000)
-----------------------------------------------------------------------------
 *Taiwan Semiconductor
    Manufacturing Co.
    Warrants Exp. 4/19/2001                     6,542,060             36,352
 *Honhai Precision Warrants
    Exp. 3/5/2001                               2,456,000             24,629
 *Honhai Precision Warrants
    Exp. 2/15/2001                              2,230,000             22,122
*Honhai Precision Warrants
    Exp. 5/16/2001                              2,201,000             21,935
*Asustek Computer Inc.
    Warrants Exp. 2/12/2001                     2,283,000             19,086
*Taiwan Semiconductor
    Manufacturing Co.
    Warrants Exp. 2/15/2001                     1,435,000              7,950
                                                               --------------
                                                                     287,817
                                                               --------------
UNITED KINGDOM (18.8%)
  Vodafone Group PLC                           55,659,411            225,339
  AstraZeneca Group PLC                         3,469,000            158,488
  Tesco PLC                                    44,372,000            139,937
  Standard Chartered PLC                        9,628,700            133,653
  Reuters Group PLC                             6,076,000            122,000
  Boots Co. PLC                                16,054,000            118,662
  Kingfisher PLC                               14,671,723            106,737
  United News & Media PLC                       7,946,000            100,584
  Centrica PLC                                 23,812,000             77,955
  Allied Zurich PLC                             5,578,108             68,460
  New Dixons Group PLC                         18,979,000             65,929
  Bass PLC                                      6,309,000             61,687
  Rolls-Royce PLC                              21,153,549             58,787
  Electrocomponents PLC                         4,938,000             58,197
  Reckitt Benckiser PLC                         4,654,000             55,662
  Scottish & Newcastle PLC                      6,526,418             43,776
  Tomkins PLC                                  14,005,000             44,219
  British Land Co., PLC                         7,009,000             43,546
  Provident Financial PLC                       3,400,000             41,011
  Marconi PLC                                   2,210,000             39,294
  IMI PLC                                       8,935,000             29,901
 *ARM Holdings PLC                              1,975,000             26,437
  Airtours PLC                                  5,813,100             23,344
 *Telewest Communications PLC                   7,085,130             17,731
  Bodycote International PLC                    5,079,000             15,075
  Pace Micro Technology PLC                     1,275,000             13,932
 *Kewill Systems PLC                              618,000              9,558
  Hays PLC                                      1,448,000              8,491
  Smith & Nephew PLC                              820,636              3,373
                                                               --------------
                                                                   1,911,765
                                                               --------------
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $7,236,978)                                                  9,694,907
-----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (14.2%)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  6.60%, 9/1/2000                               $ 351,620          $ 351,620
  6.63%, 9/1/2000--Note G                       1,095,495          1,095,495
-----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $1,447,115)                                                  1,447,115
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (109.8%)
(Cost $8,684,093)                                                 11,142,022
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-9.8%)
-----------------------------------------------------------------------------
Other Assets--Note C                                                 152,633
Security Lending Collateral
  Payable to Brokers--Note G                                      (1,095,495)
Other Liabilities                                                    (55,467)
                                                               --------------
                                                                    (998,329)
                                                               --------------
-----------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------
Applicable to 456,218,108 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                      $10,143,693
=============================================================================
NET ASSET VALUE PER SHARE                                             $22.23
=============================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
BDR--Brazilian Depositary Receipt.
GDR--Global Depositary Receipt.
-----------------------------------------------------------------------------
AT AUGUST 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------
                                                   Amount                Per
                                                    (000)              Share

Paid  in  Capital--Note  E                    $ 6,983,729             $15.31
Undistributed Net
  Investment Income--Note E                        81,363                .18
Accumulated Net
  Realized  Gains--Note E                         619,601               1.36
Unrealized  Appreciation--Note  F
  Investment Securities                         2,457,929               5.38
  Foreign Currencies and
  Forward Currency Contracts                        1,071                 --
-----------------------------------------------------------------------------
NET ASSETS                                    $10,143,693             $22.23
=============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

-------------------------------------------------------------------------------
                                                      International Growth Fund
                                                     Year Ended August 31, 2000
                                                                          (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends*                                                          $ 142,418
  Interest                                                               23,903
  Security Lending                                                        3,549
-------------------------------------------------------------------------------
   Total Income                                                         169,870
-------------------------------------------------------------------------------
EXPENSES
  Investment Advisory  Fees--Note B                                      12,718
  The Vanguard  Group--Note C
   Management and Administrative                                         31,236
   Marketing and Distribution                                             1,698
  Custodian Fees                                                          4,902
  Auditing Fees                                                              11
  Shareholders' Reports                                                     340
  Trustees' Fees and Expenses                                                14
-------------------------------------------------------------------------------
   Total Expenses                                                        50,919
   Expenses Paid Indirectly--Note D                                      (1,219
-------------------------------------------------------------------------------
   Net Expenses                                                          49,700
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   120,170
-------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            969,153
  Foreign Currencies and Forward Currency Contracts                      (8,116
-------------------------------------------------------------------------------
REALIZED NET GAIN                                                       961,037
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION  (DEPRECIATION)
  Investment Securities                                                 440,371
  Foreign Currencies and Forward Currency Contracts                       1,192
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        441,563
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,522,770
===============================================================================
*Dividends are net of foreign withholding taxes of $13,022,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------
                                                      International Growth Fund
                                                        Year Ended August 31,
                                                     --------------------------
                                                           2000           1999
                                                          (000)          (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                               $ 120,170      $ 107,313
  Realized Net Gain                                     961,037        296,801
  Change in Unrealized Appreciation (Depreciation)      441,563      1,062,057
-------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
    from Operations                                   1,522,770      1,466,171
-------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                               (106,115)       (89,038)
  Realized Capital Gain                               (367,321)       (64,755)
-------------------------------------------------------------------------------
   Total Distributions                                (473,436)      (153,793)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                              7,884,215      3,671,257
  Issued in Lieu of Cash Distributions                  438,412        138,652
  Redeemed                                           (7,228,567)    (3,942,437)
-------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital
     Share Transactions                               1,094,060       (132,528)
-------------------------------------------------------------------------------
Total Increase                                        2,143,394      1,179,850
-------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                   8,000,299      6,820,449
-------------------------------------------------------------------------------
  End of Year                                      $ 10,143,693    $ 8,000,299
===============================================================================
1Shares Issued (Redeemed)
  Issued                                                354,595        197,691
  Issued in Lieu of Cash Distributions                   20,563          7,665
  Redeemed                                             (324,003)      (211,906)
-------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding            51,155         (6,550)
===============================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------
                                                                   INTERNATIONAL GROWTH FUND
                                                                     YEAR ENDED AUGUST 31,
                                                            ------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                2000    1999    1998    1997    1996
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $19.75  $16.57  $17.86  $16.13  $14.70
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .26     .27     .25     .19     .19
 Net Realized and Unrealized Gain (Loss) on Investments     3.38    3.29    (.81)   2.28    1.65
------------------------------------------------------------------------------------------------
  Total from Investment Operations                          3.64    3.56    (.56)   2.47    1.84
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.26)   (.22)   (.21)   (.19)   (.20)
 Distributions from Realized Capital Gains                  (.90)   (.16)   (.52)   (.55)   (.21)
------------------------------------------------------------------------------------------------
  Total Distributions                                      (1.16)   (.38)   (.73)   (.74)   (.41)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $22.23  $19.75  $16.57  $17.86  $16.13
================================================================================================

TOTAL RETURN                                              18.68%  21.70%  -2.99%  15.84%  12.72%
================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                      $10,144 $ 8,000  $6,820  $7,089  $4,997
 Ratio of Total Expenses to Average Net Assets             0.53%   0.58%   0.59%   0.57%   0.56%
 Ratio of Net Investment Income to Average Net Assets      1.26%   1.42%   1.39%   1.26%   1.35%
 Portfolio Turnover Rate                                     48%     37%     37%     22%     22%
================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended August 31, 2000, the advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets, with no adjustment based on performance.


C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2000, the fund had contributed capital of $1,955,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 2.0% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $1,192,000 and $27,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended August 31, 2000, the fund purchased $4,366,777,000 of investment securities and sold $4,456,798,000 of investment securities other than temporary cash investments.

     During the year ended August 31, 2000, the fund realized net foreign currency losses of $4,082,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as a distribution from net investment income and a distribution from realized capital gains. Accordingly, the fund has reclassified $11,852,000 from undistributed net investment income, and $246,499,000 from accumulated net realized gains, to paid in capital.

F. At August 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,457,929,000 consisting of unrealized gains of $3,008,792,000 on securities that had risen in value since their purchase and $550,863,000 in unrealized losses on securities that had fallen in value since their purchase.

     At August 31, 2000, the fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------
                                                    (000)
                             ---------------------------------------------------
                             Contract Amount
                             -----------------                               Net
                           Foreign         U.S.   Market Value in     Unrealized
Contract Settlement Date   Currency     Dollars      U.S. Dollars   Appreciation
--------------------------------------------------------------------------------
Deliver:
 10/12/2000    JPY      111,406,029  $1,053,485        $1,051,384         $2,101
--------------------------------------------------------------------------------
JPY--Japanese Yen.

Unrealized appreciation on open forward currency contracts is treated as realized gain for tax purposes.

     The fund had net unrealized foreign currency losses of $1,030,000 resulting from the translation of other assets and liabilities at August 31, 2000.

G. The market value of securities on loan to broker/dealers at August 31, 2000, was $1,044,228,000, for which the fund held cash collateral of $1,095,495,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.



REPORT
  of Independent Accountants

To the Shareholders and Trustees of Vanguard International Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (the "Fund") at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

September 29, 2000

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD INTERNATIONAL GROWTH FUND

This information for the fiscal year ended August 31, 2000, is included pursuant to provisions of the Internal Revenue Code. The fund distributed $603,857,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

The fund has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on August 31, 2000, are as follows:

------------------------------------------------------
                    GROSS FOREIGN             FOREIGN
COUNTRY                 DIVIDENDS                 TAX
------------------------------------------------------
Australia                  0.0057              0.0004
Brazil                     0.0069              0.0005
Denmark                    0.0030              0.0000
Finland                    0.0013              0.0000
France                     0.0489              0.0039
Germany                    0.0120              0.0000
Hong Kong                  0.0067              0.0000
Ireland                    0.0033              0.0000
Italy                      0.0092              0.0001
Japan                      0.0172              0.0023
Korea                      0.0107              0.0018
Malaysia                   0.0024              0.0007
Mexico                     0.0056              0.0004
Netherlands                0.0544              0.0039
Philippines                0.0001              0.0000
Singapore                  0.0083              0.0014
Spain                      0.0116              0.0011
Sweden                     0.0037              0.0002
Switzerland                0.0073              0.0005
United Kingdom             0.1212              0.0103
------------------------------------------------------

     The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 2000. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2001.

THE VANGUARD(R)
  Family of Funds

STOCK FUNDS

500  Index  Fund
Calvert  Social   Index(TM)  Fund
Capital   Opportunity  Fund
Convertible  Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income  Fund
Growth  Equity  Fund
Growth  Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM)Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap  Fund
Total International Stock Index Fund
Total Stock  Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund Windsor(TM) II Fund

BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS

Admiral(TM)Intermediate-Term Treasury Fund
Admiral(TM)Long-Term Treasury Fund
Admiral(TM)Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE  ANNUITY PLAN

Balanced Portfolio
Diversified Value Portfoli
Equity Income Portfolio
Equity Index Portfolio
Growth  Portfolio
High-Grade Bond Portfolio
High Yield  Bond Portfolio
International Portfolio Mid-Cap Index
Portfolio Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal ofThe Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 John C. Bogle
               Founder, Chairman, and Chief Executive, 1974-1996.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania, 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard &  Poor's(R),  S&P(R),  S&P  500(R),  Standard & Poor's 500,  500,  S&P
MidCap400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2000 Vanguard Group, Inc.
All Rights reserved.
Vanguard Marketing
Corporation, Distributor

Q810 102000